                                                                  EXHIBIT 10.44











                            CONSOLIDATED PENSION PLAN
                     FOR ACME SALARIED AND HOURLY EMPLOYEES


              (As amended and restated effective November 1, 1994)

                                TABLE OF CONTENTS
                                -----------------


                                                                            PAGE
                                                                            ----


ARTICLE I
Definitions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

     Section 1.1 Definitions . . . . . . . . . . . . . . . . . . . . . . . .   1
     Section 1.2 Rule of Construction. . . . . . . . . . . . . . . . . . . .   4
     Section 1.3 Provision of Benefits . . . . . . . . . . . . . . . . . . .   4
     Section 1.4 Commencement of Accrual . . . . . . . . . . . . . . . . . .   4
     Section 1.5 Non-Duplication of Benefits . . . . . . . . . . . . . . . .   5

ARTICLE II
Trust and Financing. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5

     Section 2.1 In General. . . . . . . . . . . . . . . . . . . . . . . . .   5
     Section 2.2 Company Contributions . . . . . . . . . . . . . . . . . . .   5
     Section 2.3 Payment of Benefits . . . . . . . . . . . . . . . . . . . .   6

ARTICLE III
Administration . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6

     Section 3.1 Fiduciary Responsibilities. . . . . . . . . . . . . . . . .   6
     Section 3.2 Committee Membership. . . . . . . . . . . . . . . . . . . .   7
     Section 3.3 Organization of Committee . . . . . . . . . . . . . . . . .   7
     Section 3.4 Committee Actions . . . . . . . . . . . . . . . . . . . . .   8
     Section 3.5 Evidence of Committee Action. . . . . . . . . . . . . . . .   8
     Section 3.6 Powers of Committee . . . . . . . . . . . . . . . . . . . .   8
     Section 3.7 No Personal Liability . . . . . . . . . . . . . . . . . . .  10

ARTICLE IV
General Provisions . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10

     Section 4.1 Prior Benefits Preserved. . . . . . . . . . . . . . . . . .  10
     Section 4.2 Amendment of Plan . . . . . . . . . . . . . . . . . . . . .  11
     Section 4.3 Impossibility of Diversion. . . . . . . . . . . . . . . . .  12
     Section 4.4 Plan Merger/Consolidation . . . . . . . . . . . . . . . . .  12
     Section 4.5 Termination of Plan . . . . . . . . . . . . . . . . . . . .  13

                            CONSOLIDATED PENSION PLAN
                     FOR ACME SALARIED AND HOURLY EMPLOYEES

              (As amended and restated effective November 1, 1994)


     Since May 29, 1986 ACME STEEL COMPANY has maintained this Plan. Until December 31, 1993, the Plan was called the "Consolidated Pension Plan for Acme Steel Company Salaried Employees and Riverdale Plant Hourly Employees" and consisted of Appendix A (salaried employees) and Appendix B (Riverdale plant hourly employees). Effective December 31, 1993 the Acme Steel Company Chicago Plant Hourly Employees' Pension Plan was merged into the Plan and comprises Appendix C. From that date until July 31, 1994, the Plan was called "Consolidated Pension Plan for Acme Steel Company Salaried and Hourly Employees." Effective July 31, 1994, the Acme Metals Incorporated Salaried Employees Past Service Pension Plan and the Acme Packaging Corporation Salaried Employees Past Service Pension Plan were merged into Appendix A of this Plan, which became the "Consolidated Pension Plan for Acme Salaried and Hourly Employees." The Plan is hereby restated effective November 1, 1994 and incorporates all amendments that became effective on or before that date.

                                    ARTICLE I

                                   DEFINITIONS

     SECTION 1.1  DEFINITIONS.  Whenever used herein:
     (a) "Appendix A" means the appendix to this Plan which provides pension coverage hereunder for the salaried employees of the Company as defined therein.

     (b) "Appendix B" means the appendix to this Plan which provides pension coverage hereunder for the hourly employees on the payroll of the Riverdale Plant of the Company as defined therein.

     (c) "Appendix C" means the appendix to this Plan which provides pension coverage hereunder for the hourly employees on the payroll of the Chicago Plant of the Company as defined therein.

     (d)  "Board of Directors" means the Board of Directors of the Company.

     (e) "Committee" means the administrative committee appointed to administer this Plan as provided in Article III hereof.

     (f)  "Company" means Acme Steel Company, a Delaware corporation.

     (g) "Merger" means the combination of the pension plans comprising this Plan into a single consolidated pension plan within the meaning of the Internal Revenue Code and regulations issued thereunder.

     (h) "ERISA" means the Employee Retirement Income Security Act of 1974, enacted by the Congress of the United States and signed by the President as Public Law 93-406, as amended from time to time, including in particular as amended by the Tax Equity and Fiscal Responsibility Act of 1982 ("TEFRA") (Public Law 97-248); the Deficit Reduction

Act of 1984 ('DEFRA') (Public Law 98-369); the Retirement Equity Act of 1984 ('REA') (Public Law 98-397); the Tax Reform Act of 1986 ('TRA') (Public Law 99-
514).


     (i) "Fiduciary" includes the Company, the Trustee, and the Committee; use of the term "Fiduciary" is intended to be consistent with the definition of "Fiduciary" in ERISA and in regulations and official governmental interpretations issued pursuant to ERISA.

     (j) "Participant" means any Employee of the Company (as defined in either Appendix A, B or C) who qualifies for pension coverage under this Plan in accordance with either Appendix A, B or C to this Plan.

     (k) "Plan" means this pension plan, entitled the Consolidated Pension Plan for Acme Salaried and Hourly Employees, effective November 1, 1994, as amended and restated.

     (l) "Plan Year" means the calendar year, January 1, through December 31 of each year.

     (m) "Trust" means the trust agreement pursuant to which the assets utilized to finance the benefits payable under this Plan are held and administered.

     (n) "Trustee" means the corporation or individuals or any successor trustee duly appointed by the Board of Directors to administer the Trust Fund in accordance with the Trust.

     (o) "Trust Fund" means all property held by the Trustee which the Company deposits pursuant to the Trust to finance the payment of benefits and defray administrative expenses and includes the income earned on such property.

     SECTION 1.2 RULE OF CONSTRUCTION. Wherever consistent with the terms of this Plan, the provisions of Appendix A, B or C to this Plan shall be given effect; but where such provisions conflict with any provision of this Plan, such provision shall prevail in construing the text of this Plan and the texts of the Appendices together.

     SECTION 1.3 PROVISION OF BENEFITS. Subject to the Company's obtaining and/or retaining approval by the authorized District Director of Internal Revenue of the Trust or Trusts hereto fore or hereafter established to provide the benefits set forth in this Plan as exempt under the applicable provisions of the Internal Revenue Code or successors to them, the benefits set forth in Appendix A, B and C hereto shall be provided by the Company or caused to be provided by the Company for the Participants.

     SECTION 1.4 COMMENCEMENT OF ACCRUAL. Commencing November 30, 1983, as determined in accordance with Appendix A or Appendix B, and commencing
January 1, 1994, as determined in accordance with Appendix C, affected employees of the Company stopped accruing benefits under the pension plans merged herein and began coverage and benefit accrual under this Plan as provided in the Appendix hereto applicable to them.

     SECTION 1.5 NON-DUPLICATION OF BENEFITS. Notwithstanding any other provision of the Plan, a Participant who is entitled to pension benefits under any other pension plan maintained by any member of a controlled group of corporations of which the Company is a member shall not be entitled to pension benefits under this Plan based on whole or in part on the same period of employment. In the event of such duplication of benefits, appropriate adjustments shall be made by the Committee to the benefits payable under this Plan. No pension shall be paid for any Participant under more than one Section of the Plan based on the same period of employment.

                                   ARTICLE II

                               TRUST AND FINANCING

     SECTION 2.1 IN GENERAL. For the purpose of supplying the benefits herein provided, the Company is utilizing the Trust referred to in 1.1(m). Contributions of the Company are deposited in the Trust Fund administered by the Trustee referred to in 1.1(n). Such Trustee and any successor trustee appointed by the Board of Directors shall have such rights, powers and duties as set forth in the Trust, as amended from time to time.

     SECTION 2.2 COMPANY CONTRIBUTIONS. Contributions of the Company to the Trust Fund shall be made in such amounts and at such times as the Company shall determine. The Company intends to contribute annually at least such amounts as are actuarially determined to be required to fund the Plan as prescribed by
Section 412 of the Internal Revenue Code, as amended from time to time. Such contributions shall be made in accordance with a funding policy and method to be established by the Company consistent with the objectives of the Plan and in conformity with ERISA.

     SECTION 2.3 PAYMENT OF BENEFITS. All of the assets of the Trust Fund are available to pay benefits to eligible Participants and their beneficiaries irrespective of whether such eligibility is determined in accordance with Appendix A, B or C hereto. This Plan assumed the liabilities of and obtained and pooled the assets of the pension plans merged to form this Plan.

                                   ARTICLE III

                                 ADMINISTRATION

     SECTION 3.1 FIDUCIARY RESPONSIBILITIES. The various responsibilities assigned by the Company to fiduciaries pursuant to this Plan are allocated to each fiduciary separately and no responsibility pursuant to this Plan or ERISA shall be shared with another fiduciary unless the Plan specifically provides for sharing. The Company shall have the sole responsibility for making contributions to provide benefits under the Plan and shall have the sole authority to appoint and remove the Trustee and the members of the Committee and to amend or terminate the Plan. The Committee shall have the sole responsibility for the administration of this Plan. The Trustee shall have the sole responsibility for the administration of the Trust and the management of assets held in the Trust Fund in accordance with the terms of the Trust except as to assets for which another investment manager is appointed. Each fiduciary may rely upon any direction, information or action of another fiduciary furnished or taken pursuant to this Plan as being proper without further inquiry. Each fiduciary shall be responsible for the proper exercise of its own powers, duties, responsibilities and obligations under this Plan and shall not be responsible for any act or failure to act of another fiduciary.

     SECTION 3.2 COMMITTEE MEMBERSHIP. This Plan shall be administered by an administrative committee consisting of not less than six individuals and not more than 10 who shall be appointed by the Board of Directors and shall serve at the pleasure of the Board of Directors. A member of the Committee may resign by delivering his written resignation to the Company and to the Committee.


     SECTION 3.3 ORGANIZATION OF COMMITTEE. The members of the Committee shall elect one of their number as chairman and shall appoint a secretary who may, but need not, be a member of the Committee. The Committee is authorized to employ such clerical, medical, actuarial, accounting, legal and other help and services as it deems necessary or desirable in connection with the administration of the Plan. To the extent permitted by ERISA, the Committee shall be entitled to rely upon and shall be fully protected in any action taken by it in good faith in relying upon, any opinions or reports furnished to it by any qualified specialist.

     SECTION 3.4 COMMITTEE ACTIONS. All actions of the Committee concurred in by not less than four of its members shall be the action of the Committee. All such actions may be taken at meetings or by written consent without a meeting. Within the powers conferred by the Plan and the Trust, all decisions and actions of the Committee as to the facts in any case and the meaning or intent of any provision of the Plan and the Trust, or of any rules or regulations of the Committee, and their application to any case shall be final and conclusive.

     SECTION 3.5 EVIDENCE OF COMMITTEE ACTION. The Committee may authorize any one or more of its members to execute any document on behalf of the Committee or to certify in writing over his or their signature any decision or action of the Committee. Any signature or certification pursuant to such authority shall have the same force and effect as if executed or signed by all of the members of the Committee.

     SECTION 3.6 POWERS OF COMMITTEE. Subject to the action of the Board of Directors, the Committee shall exercise the following powers and duties, acting always in a uniform and nondiscriminatory manner consistent with the provisions of ERISA:

     (a) to grant such benefits as the Plan provides for and advise the Trustee with respect to such benefits and direct the Trustee to pay such benefits from the Trust Fund;

     (b) to adopt and enforce such rules and regulations as it shall deem necessary or proper for the efficient administration of the Plan and the Trust;

     (c)  to interpret the terms and provisions of the Plan and the Trust;

     (d) to decide all questions which may arise in connection with the operation of the Plan and the Trust subject to the right of review provided in the Appendices (A, B, and C) and the Committee shall follow the procedures for review when such procedures are properly invoked by Participants or their authorized representatives;

     (e) to remedy any ambiguities, inequities, inconsistencies, or omissions in the Plan or Trust by general rule or specific decision;

     (f) to cause to be maintained all records and accounts necessary for the proper administration of the Plan and Trust;


     (g) to cause to be prepared and delivered periodic reports no less often than annually to the Board of Directors and all reports, notices, and filings required by ERISA; and

     (h) to exercise such other powers consistent with the terms of the Plan, the Trust, and ERISA as the Committee deems necessary to carry out the purposes and provisions of the Plan and the Trust.

     SECTION 3.7 NO PERSONAL LIABILITY. Members of the Committee shall serve without compensation from the Plan or Trust. All reasonable expenses of the Committee properly and actually incurred shall be paid by the Company. Members or authorized representatives shall not be required individually to furnish bonds or other security for faithful performance of their duties. The Company shall furnish bonding as required by ERISA. To the extent permitted by ERISA, no member of the Committee or authorized representative of the Committee shall be subject to individual liability for any act done, allowed to be done, or omitted to be done in good faith by him or by any other member or members of the Committee, by any authorized representative of the Committee or by any other fiduciary. Members of the Committee and authorized representatives of the Committee shall be subject to liability only for their own individual malfeasance.
                                   ARTICLE IV

                               GENERAL PROVISIONS

     SECTION 4.1 PRIOR BENEFITS PRESERVED. Notwithstanding any other provision in this Plan, the monthly amount of any pension payable under this Plan shall in no event be less than the amount of any retirement benefit to which an employee of the Company would have been entitled on October 31, 1994, by virtue of prior credited service under this Plan or any applicable predecessor plans.

     SECTION 4.2 AMENDMENT OF PLAN. The Board of Directors may amend this Plan at any time and from time to time by an instrument in writing executed by officers of the Company duly authorized to execute such instrument, PROVIDED, HOWEVER, that:

     (a) no amendment may be made prior to the satisfaction of all expenses of the Plan and expenses of the Trust attributable to this Plan and of all liabilities with respect to Participants, co-pensioners, or surviving spouses which could permit any part of the Trust Fund attributable to this Plan to be used for or diverted to any purpose other than for the exclusive benefit of such persons and the payment of administration expenses of the Plan and of the Trust attributable to this Plan; and

     (b) no amendment shall deprive any person of nonforfeitable rights to benefits accrued to the date of such amendment.

     If any amendment is made which affects the vesting schedule of benefits under the Plan, each Participant who has 5 or more years of service may elect, within a reasonable period after the adoption of the amendment, to have his nonforfeitable percentage computed under the Plan without regard to such amendment. The period during which the election may be made shall commence with the date the amendment is adopted and shall end on the later of:

     (1)  60 days after the amendment is adopted;

     (2)  60 days after the amendment is effective, or;

     (3) 60 days after the Participant is issued written notice of the amendment by the Committee.

     SECTION 4.3 IMPOSSIBILITY OF DIVERSION. It shall be impossible at any time prior to the satisfaction of all liabilities with respect to Participants, their co-pensioners, and surviving spouses for any part of the corpus or income of the Trust Fund within the taxable year or thereafter to be used for, or diverted to, purposes other than for the exclusive benefit of such persons. All forfeitures arising under the Plan shall be applied to reduce the Company's contributions. No such forfeitures shall be applied to increase the benefits any Participant or other person would otherwise receive under the Plan.

     SECTION 4.4 PLAN MERGER/CONSOLIDATION. This Plan may not be merged or consolidated with, nor its assets or liabilities transferred to another plan unless provisions are made so that each Participant would immediately thereafter be entitled to receive a benefit at least as great as the benefit he would have been entitled to receive from this Plan immediately before the transaction, assuming for purposes of this test that this Plan had terminated immediately before and the successor plan had terminated immediately after such transaction.

     SECTION 4.5 TERMINATION OF PLAN. This Plan is intended to be permanent, but the Company may terminate this Plan at any time and cause the Trust Fund to be liquidated as provided in ERISA or other applicable law. Upon the termination or partial termination of the Plan, the rights of all affected Participants to benefits accrued to the date of such termination or partial termination, to the extent funded as of such date, are nonforfeitable. In the event of termination of the Plan, the Committee shall direct the Trustee to make provision for the expenses of the Plan and the Trust Fund and then to allocate the assets in the Trust Fund (to the extent such assets are sufficient) in accordance with Section 4044 of ERISA. Any assets remaining after the provision for expenses and allocations required by ERISA shall be returned to the Company.

     Executed this 28th day of December, 1994, to be effective as of November 1, 1994.

                                   ACME STEEL COMPANY



                                        /s/ J. F. Williams
                                   By:
                                       -----------------------------
                                        Vice President-Chief
                                        Financial Officer

ATTEST:


/s/ Roberta A. Glab
-----------------------
Assistant Secretary

                                APPENDIX A TO THE
                            CONSOLIDATED PENSION PLAN
                     FOR ACME SALARIED AND HOURLY EMPLOYEES

                (As Amended and Restated Effective July 31, 1994)

                                TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----

ARTICLE I
Introduction . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2

     Section 1.1  Definitions. . . . . . . . . . . . . . . . . . . . . . . .   2
     Section 1.2  Retirement Effective Date. . . . . . . . . . . . . . . . .   8

ARTICLE II
Eligibility for Pension. . . . . . . . . . . . . . . . . . . . . . . . . . .   8

     Section 2.1  Normal Retirement. . . . . . . . . . . . . . . . . . . . .   8
     Section 2.2  62/15 Retirement . . . . . . . . . . . . . . . . . . . . .   8
     Section 2.3  30-Year Retirement . . . . . . . . . . . . . . . . . . . .   9
     Section 2.4  60/15 Retirement . . . . . . . . . . . . . . . . . . . . .   9
     Section 2.5  Permanent Incapacity Retirement. . . . . . . . . . . . . .   9
     Section 2.6  70/80 Retirement . . . . . . . . . . . . . . . . . . . . .  10
     Section 2.7  Deferred Vested Pension. . . . . . . . . . . . . . . . . .  11
     Section 2.8  Limitation . . . . . . . . . . . . . . . . . . . . . . . .  12

ARTICLE III
Amount of Pension. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12

     Section 3.1  Types of Pension Payments. . . . . . . . . . . . . . . . .  12
     Section 3.2  Special Payment. . . . . . . . . . . . . . . . . . . . . .  12
     Section 3.3  Regular Pension. . . . . . . . . . . . . . . . . . . . . .  14
     Section 3.4  Increased Pension - Permanent
                  Incapacity, 70/80, and Special
                  Supplemental Amount. . . . . . . . . . . . . . . . . . . .  25
     Section 3.5  Addition to Pension. . . . . . . . . . . . . . . . . . . .  30
     Section 3.6  Regular Pension - Part-Time
                  Participants . . . . . . . . . . . . . . . . . . . . . . .  30
     Section 3.7  Deduction for Public Pension . . . . . . . . . . . . . . .  31
     Section 3.8  Deduction for Other Pension. . . . . . . . . . . . . . . .  33
     Section 3.9  Deduction for Severance Allowance. . . . . . . . . . . . .  35
     Section 3.10  Deduction for Disability Payments . . . . . . . . . . . .  37
     Section 3.11  Pension Application . . . . . . . . . . . . . . . . . . .  38
     Section 3.12  Commencement and Termination of
                   Regular Pension . . . . . . . . . . . . . . . . . . . . .  39
     Section 3.13  Lump Sum Payment. . . . . . . . . . . . . . . . . . . . .  43
     Section 3.14  Pre-Pension Spouse Coverage . . . . . . . . . . . . . . .  44
     Section 3.15  Automatic 50% Spouse Option . . . . . . . . . . . . . . .  48
     Section 3.16  Co-Pensioner Options. . . . . . . . . . . . . . . . . . .  54

                                                                            PAGE
                                                                            ----


ARTICLE IV
Surviving Spouse's Benefit . . . . . . . . . . . . . . . . . . . . . . . . .  61

     Section 4.1  Eligibility. . . . . . . . . . . . . . . . . . . . . . . .  61
     Section 4.2  Amount of Benefit. . . . . . . . . . . . . . . . . . . . .  62
     Section 4.3  Calculation of Benefit Amount. . . . . . . . . . . . . . .  62
     Section 4.4  Commencement and Termination of
                  Benefit. . . . . . . . . . . . . . . . . . . . . . . . . .  65
     Section 4.5  Determination of Status as Surviving
                  Spouse . . . . . . . . . . . . . . . . . . . . . . . . . .  66
     Section 4.6  Notification of Benefit Eligibility. . . . . . . . . . . .  66
     Section 4.7  Surviving Spouse of Part-Time
                  Participant. . . . . . . . . . . . . . . . . . . . . . . .  66

ARTICLE V
Determination of Continuous Service. . . . . . . . . . . . . . . . . . . . .  67

     Section 5.1  Calculation. . . . . . . . . . . . . . . . . . . . . . . .  67

ARTICLE VI
Reemployment After Attainment of Pension Eligibility . . . . . . . . . . . .  71

     Section 6.1  Applicability of Other Sections. . . . . . . . . . . . . .  71
     Section 6.2  Effect on Pension. . . . . . . . . . . . . . . . . . . . .  72
     Section 6.3  Continuous Service of Reemployed
                  Participant. . . . . . . . . . . . . . . . . . . . . . . .  72
     Section 6.4  Special Pension Eligibility after
                  Reemployment . . . . . . . . . . . . . . . . . . . . . . .  73
     Section 6.5  Special Rules as to Amount of
                  Pension. . . . . . . . . . . . . . . . . . . . . . . . . .  74
     Section 6.6  Amount of Reinstated 70/80 Pension . . . . . . . . . . . .  74

ARTICLE VII
Claims Review. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  74

     Section 7.1  Disputes as to Eligibility or Amount . . . . . . . . . . .  74
     Section 7.2  Disputes as to Permanent Incapacity. . . . . . . . . . . .  76

ARTICLE VIII
Financing. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  77

     Section 8.1  1983 Merger. . . . . . . . . . . . . . . . . . . . . . . .  77
     Section 8.2  1986 Reorganization. . . . . . . . . . . . . . . . . . . .  78
     Section 8.3  January 1992 Spin-Off. . . . . . . . . . . . . . . . . . .  79
     Section 8.4  June 1992 Spin-Off . . . . . . . . . . . . . . . . . . . .  79
     Section 8.5  Asset Transfers. . . . . . . . . . . . . . . . . . . . . .  80

                                                                            PAGE
                                                                            ----


ARTICLE IX
Merger of Plans. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  81

     Section 9.1  Merger . . . . . . . . . . . . . . . . . . . . . . . . . .  81
     Section 9.2  Single Plan. . . . . . . . . . . . . . . . . . . . . . . .  81
     Section 9.3  Benefit Accruals . . . . . . . . . . . . . . . . . . . . .  81

ARTICLE X
General Provisions . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  82

     Section 10.1  Non-Alienation Provision. . . . . . . . . . . . . . . . .  82
     Section 10.2  Deduction from Pension. . . . . . . . . . . . . . . . . .  83
     Section 10.3  Non-Vested Pension Rights . . . . . . . . . . . . . . . .  83
     Section 10.4  Unreduced Pension . . . . . . . . . . . . . . . . . . . .  83
     Section 10.5  Exclusive Benefit . . . . . . . . . . . . . . . . . . . .  84
     Section 10.6  Limitations on Benefits . . . . . . . . . . . . . . . . .  84
     Section 10.7  Top-Heavy Monitoring. . . . . . . . . . . . . . . . . . .  88
     Section 10.8  Top-Heavy Rules . . . . . . . . . . . . . . . . . . . . .  90
     Section 10.9  Model Amendment . . . . . . . . . . . . . . . . . . . . .  93

ARTICLE XI
Transition Pension . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  94

     Section 11.1  Eligibility For Transition Pension. . . . . . . . . . . .  94
     Section 11.2  Amount of Transition Pension. . . . . . . . . . . . . . .  94

ARTICLE XII
Hospital-Medical Benefits
For Eligible Pensioners and Surviving Spouses. . . . . . . . . . . . . . . .  96

     Section 12.1  Allocation of Funds to Separate
                   Account . . . . . . . . . . . . . . . . . . . . . . . . .  96
     Section 12.2  Method of Allocation. . . . . . . . . . . . . . . . . . .  97
     Section 12.3  Benefits Payable. . . . . . . . . . . . . . . . . . . . .  98
     Section 12.4  Definitions . . . . . . . . . . . . . . . . . . . . . . .  98
     Section 12.5  Additional Requirements . . . . . . . . . . . . . . . . . 100

ARTICLE XIII
Direct Rollovers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 103

     Section 13.1  In General. . . . . . . . . . . . . . . . . . . . . . . . 103
     Section 13.2  Definitions . . . . . . . . . . . . . . . . . . . . . . . 103

                                APPENDIX A TO THE
                            CONSOLIDATED PENSION PLAN
                     FOR ACME SALARIED AND HOURLY EMPLOYEES
                (AS AMENDED AND RESTATED EFFECTIVE JULY 31, 1994)
                -------------------------------------------------

     Appendix A to the Consolidated Pension Plan for Acme Steel Company Salaried Employees and Riverdale Plant Hourly Employees (the "Plan") was restated as of May 29, 1986. The Acme Packaging Corporation Salaried Employees Past Service Pension Plan was established as of January 1, 1992 and covered employees transferred as of that date from Acme Steel Company to Acme Packaging Corporation who were then participants in Appendix A. The Acme Metals Incorporated Salaried Employees Past Service Pension Plan was established as of June 1, 1992 and covered employees transferred as of that date from Acme Steel Company to Acme Metals Incorporated who were then participants in Appendix A. Accrued benefits and funds attributable to each set of employees were transferred to the respective plans.

     In order to satisfy the minimum participation requirements of Section 401(a)(26) of the Internal Revenue Code, the Acme Packaging Corporation Salaried Employees Past Service Pension Plan is merged into the Plan as of July 31, 1994, retroactive to January 1, 1992 for purposes of Section 401(a)(26) of the Code, and the Acme Metals Incorporated Salaried Employees Past Service Pension Plan is merged into the Plan as of July 31, 1994, retroactive to June 1, 1992 for purposes of Section 401(a)(26), both merged plans continuing as part of Appendix
A. The assets of the merged plans are transferred to the Plan and the liabilities of the merged plans are assumed by the Plan as of July 31, 1994. Effective July 31, 1994 the name of the Plan is changed to the Consolidated Pension Plan for Acme Salaried and Hourly Employees. From and after July 31, 1994 the terms of this Appendix A shall govern the eligibility and benefits of participants in the merged plans who are employed by Acme Packaging Corporation and Acme Metals Incorporated on July 31, 1994, as well as participants employed by Acme Steel Company who continue to be covered under Appendix A.
                                    ARTICLE I

                                  INTRODUCTION

     SECTION 1.1  DEFINITIONS.  Wherever used herein:

     (a) "Employee" means any salaried employee, including any officer or employee who is also a director, who accrued benefits under this plan prior to January 1, 1982 and who is or has been regularly employed by the Company on or after May 29, 1986. "Employee" shall not include persons employed by any business organization which is merged into or consolidated with the Company or whose assets are acquired by the Company at any time after January 1, 1982, or any person who is or was first hired by the Company or a Related Company as a salaried employee on or after January 1, 1982. "Employee" includes any individual who at any time participated in the Acme Packaging Corporation Salaried Employees' Past Service Pension Plan (hereinafter "Packaging

Plan") or the Acme Metals Incorporated Salaried Employees' Past Service Pension Plan (hereinafter "Metals Plan").

     (b) "Participant" means any Employee, including any former Employee who is receiving or is entitled to receive pension benefits under this Plan, and any former salaried employee of the Company's Chicago, Illinois, Riverdale, Illinois or Pittsburg, California operations who is no longer accruing continuous service, but who had an accrued benefit under this Plan as of July 31, 1994.

     (c)  "Continuous Service" means continuous service determined pursuant to
Article V.

     (d) "Public Pension" means a benefit in the nature of an annuity, pension or payment of similar kind under Title II of the Social Security Act or its successor (hereinafter "Social Security Act"), or under a provision of law hereafter established, if as to such benefit the Company has contributed directly or indirectly by tax or otherwise with respect to employment of the participant.

     (e) "Eligible for Public Pension" is used with respect to a participant when he is eligible to receive, or would upon application be eligible to receive, a Public Pension, or would be so eligible except for an offset or suspension imposed by law.

     (f) "Earnings" for the purpose of (g) below, means salary and wages paid by the Company or a Related Company to a participant, including (1) regular, incentive, overtime or bonus pay; (2) any qualified elective contributions on behalf of the participant to the Acme Metals Incorporated Salaried Employees Retirement Savings Plan; and
(3) effective January 1, 1988, payment of awards in the form of common stock or other securities of Acme Metals Incorporated under the Company's Executive Incentive Compensation Plan or any other incentive compensation plan established by the Company. The term "Earnings" excludes: (1) that portion of any salary or wages otherwise includable in "Earnings" for the purpose of (g) below which is in excess of $200,000 ($150,000 effective January 1, 1994 pursuant to Exhibit
B) during a Plan Year, provided that this limitation shall be adjusted in accordance with regulations of the Secretary of the Treasury issued in connection with maximum limitations on benefits payable under defined benefit plans; (2) that portion of all types of salary, wages, and other payments which is attributable to and designated by the Company as a Cost-of-Living Adjustment;
(3) any income received in the form of supplemental sickness and accident benefits under a Company program and any payments (or debits) representing unused credits (or debits) under any program of flexible benefits utilizing an individual spending account for each participant; (4) severance payments and premium reimbursements; and (5) all other non-payroll income items, including:
(i) contributions by the Company to any public or private employee pension or profit-sharing plan made on behalf of a participant except for qualified elective contributions under the Acme Metals Incorporated Salaried Employees Retirement Savings Plan; (ii) any gain received by or imputed to a participant in respect of a stock option (or the receipt or sale of stock acquired pursuant thereto) or stock appreciation rights or under any compensation plan unless such plan provides for payment in cash only, provided, however, that payments of awards in the form of common stock or other securities of Acme Metals Incorporated under the Company's Executive Incentive Compensation Plan or any incentive savings plan established by the Company shall not be excluded from the definition of "Earnings" of a participant; and (iii) any income attributable to stock received under a stock awards or restricted stock purchase plan. "Cost-of-Living Adjustment" means any portion of wages, salary, or other payments made to a participant resulting from a formal plan or program which provides for automatic periodic pay increases in amount determined by (x) reference to changes in a specified price index and/or (y) reference to any guaranteed minimum increase specified by such plan or program, provided, however, that any such increases which have been included in wages, base salary or other payments prior to November 1, 1978 shall be treated as earnings.

     (g) "Average Monthly Earnings" means the participant's total earnings from the Company or Related Companies for the five highest 12 calendar month period out of the last 10 consecutive 12 calendar month periods immediately preceding the first month in which retirement becomes effective divided by 60, provided, however, that in the case of a participant who was on leave of absence during such 5 periods of 12 calendar months, sickness and accident benefits received during such period of leave of absence shall not be included as earnings and the period during such leave in which such benefits were paid shall be deducted from the divisor of 60.

     (h) "Board of Directors" means the Board of Directors of the Company.

     (i) "Committee" means the committee appointed to administer this Plan as provided in Article III of the Consolidated Plan.

     (j) "Company" means Acme Steel Company (Interlake, Inc. prior to May 29,
1986), a Delaware corporation, and effective September 1, 1994 where the context requires, Acme Metals Incorporated and Acme Packaging Corporation; "Related Company" or "Related Companies" means Acme Packaging Corporation for the period January 1, 1992 to July 31, 1994, and/or Acme Metals Incorporated for the period June 1, 1992 to July 31, 1994.

     (k) "ERISA" means the Employee Retirement Income Security Act of 1974, enacted by the Congress of the United States and signed by the President as Public Law 93-406, as amended from time to time; "TEFRA" means the Tax Equity and Fiscal Responsibility Act of 1982, enacted by the Congress of the United States and signed by the President as Public Law 97-

248, as amended from time to time; "DEFRA" means the Deficit Reduction Act of 1984, enacted by the Congress of the United States and signed by the President as Public Law 98-369, as amended from time to time; "REA" means the Retirement Equity Act of 1984, enacted by the Congress of the United States and signed by the President as Public Law 98-397, as amended from time to time; "TRA" means the Tax Reform Act of 1986, enacted by the Congress of the United States and signed by the President as Public Law 99-514, as amended from time to time.

     (l) "Fiduciary" includes the Company, the Trustee, and the Committee; use of the term "Fiduciary" is intended to be consistent with the definition of "Fiduciary" in ERISA and in regulations and official governmental interpretations issued pursuant to ERISA.

     (m) "Plan" as used within the four corners of this Appendix A, shall mean Appendix A to the Consolidated Pension Plan for Acme Salaried and Hourly Employees.

     (n) Words in the masculine gender set forth in this Plan shall include, and be read as being in, the feminine gender also.

     (o) Words in the singular set forth in this Plan shall be read and construed as being in the plural wherever the context requires.

     (p) "Section" means the subdivisions of this Appendix A to the Consolidated Plan unless the context clearly indicates otherwise.

     SECTION 1.2 RETIREMENT EFFECTIVE DATE. For purposes of this Plan, retirement shall be considered to occur:

     (a) in the case of a participant who applies for pension prior to a break in continuous service, on the date he specifies as the date he wishes to retire, which shall be a date on or after the latest of:

     (1)  the date of his request for retirement,

     (2) the date of his attainment of eligibility for a pension under this Plan, or

     (3) the last day for which he earned salary or wages from the Company, but not later than the last day of his continuous service:

     (b) in the case of a participant who applies for pension after a break in continuous service, on the first day of the month immediately following the month in which the last day of his continuous service falls.

                                   ARTICLE II

                             ELIGIBILITY FOR PENSION

     SECTION 2.1 NORMAL RETIREMENT. Any participant who shall have attained the age of 65 years shall be eligible to retire on or after January 1, 1982 and shall upon his retirement (hereinafter "normal retirement") be eligible for a normal retirement pension.

     SECTION 2.2 62/15 RETIREMENT. Any participant who has not attained the age of 65 years and who shall have had at least 15 years of continuous service and shall have attained the age of 62 years shall be eligible to retire on or after January 1, 1982 and shall upon his retirement (hereinafter "62/15 retirement") be eligible for a 62/15 retirement pension.

     SECTION 2.3 30-YEAR RETIREMENT. Any participant who has not attained the age of 62 years and who shall have had at least 30 years of continuous service shall be eligible to retire on or after January 1, 1982 and shall upon his retirement (hereinafter "30-year retirement") be eligible for a 30 year retirement pension.

     SECTION 2.4  60/15 RETIREMENT.   Any participant who shall have had at
least 15 but less than 30 years of continuous service and shall have attained the age of 60 years but not the age of 62 years shall be eligible to retire on or after January 1, 1982 and shall upon his retirement (hereinafter "60/15 retirement") be eligible for a 60/15 retirement pension.

     SECTION 2.5 PERMANENT INCAPACITY RETIREMENT. Any participant who shall have had at least 15 years of continuous service and who shall have become permanently incapacitated shall be eligible to retire on or after January 1, 1982 and shall upon his retirement (hereinafter "permanent incapacity retirement") be eligible for a permanent incapacity retirement pension. A participant shall be considered to be permanently incapacitated (as "permanently incapacitated" is used herein) only if (a) he has been totally disabled by bodily injury or disease so as to be prevented thereby from engaging in any suitable occupation or employment for which he is qualified by virtue of experience and ability and
(b) in the opinion of a qualified physician designated by the Company, it will be permanent and continuous during the remainder of his life. Incapacity contracted, suffered or incurred while the participant was engaged in, or resulted from his having engaged in a criminal enterprise, or resulting from future service in the armed forces and which prevents him from returning to employment with the Company and for which he receives a military pension, shall not entitle a participant to a pension under this paragraph. Such pension shall be discontinued if such participant shall cease to be permanently incapacitated prior to age 62. The permanency of incapacity may be verified by medical examination prior to age 62 at any reasonable time.

     SECTION 2.6 70/80 RETIREMENT. Any participant who has not attained the age of 65 years and who shall have had at least 15 years of continuous service and (i) shall have attained the age of 55 years and whose combined age and years of continuous service shall equal 70 or more, or (ii) whose combined age and years of continuous service shall equal 80 or more, and

     (a) whose continuous service is broken by reason of a permanent shutdown of a plant, department or subdivision thereof or by reason of a layoff or physical disability, or

     (b) whose continuous service is not broken and who is absent from work by reason of a physical disability or a layoff and whose return to active employment is declared unlikely by the Company, or

     (c) whose position has been eliminated as the result of an internal personnel reorganization and there exists no other suitable employment for such participant elsewhere in the Company, shall be eligible to retire on or after January 1, 1982 and shall upon his retirement (hereinafter "70/80 retirement") be eligible for a 70/80 retirement pension.

     SECTION 2.7  DEFERRED VESTED PENSION.   Any participant not eligible to
receive a pension under any other provision of this Article II whose continuous service is broken on or after January 1, 1989 for any reason and who, at the time of such break in continuous service, shall have had at least 5 years of continuous service shall be eligible for a deferred vested pension (hereinafter "deferred vested pension"), subject to the provisions relating to application set forth in Section 3.11(c) and commencement of pension set forth in Sections 3.12(d) and (e). At the time of such break in continuous service, the Company shall furnish such a participant an appropriate written notice of the eligibility requirements and his relevant employment data.

     SECTION 2.8 LIMITATION. Notwithstanding anything to the contrary contained in this Plan, no pension (including any special payment) shall be payable for any month with respect to which the participant claims and is eligible for salary continuance or sickness and accident benefits for Employees provided under a Company program or similar benefits provided under law.

                                   ARTICLE III

                                AMOUNT OF PENSION

     SECTION 3.1  TYPES OF PENSION PAYMENTS.  A pension granted pursuant to
Section 2 shall consist of:

     (a) a special initial pension amount (hereinafter "special payment") except in the case of any participant eligible for a pension for permanent incapacity retirement or a deferred vested pension (or as provided in Section 6.5), and

     (b) a regular pension amount (hereinafter "regular pension"), payable in monthly installments except as otherwise provided in Section 3.13, provided in accordance with the provisions of this Article III.

     SECTION 3.2 SPECIAL PAYMENT. (a) The amount of special payment for a participant who was entitled to receive a vacation in the year of retirement or who would have been entitled to receive a vacation in the year of retirement except for such retirement shall be an amount equivalent to 13 weeks of salary reduced by all vacation pay the participant received in such year and, for any participant who retires on or after January 1, 1992, reduced further in accordance with (d) below.

     (b) The amount of special payment for a participant not in any event entitled to vacation in the year of retirement shall be an amount equivalent to 13 weeks of salary reduced by the amount of vacation pay the participant received for the most recent year in which he was entitled to vacation and, for any participant who retires on or after January 1, 1992, reduced further in accordance with (d) below.

     (c) The special payment shall be payable for the first 3 full calendar months following the month in which retirement occurs. Such special payment shall be made in a lump sum within the first full calendar month in which retirement occurs, or within the month following the month in which application for pension is made, whichever is later.

     (d) For a participant who retires on or after January 1, 1992, the special payment calculated in accordance with (a) and (b) above shall be reduced by an amount which is the product of (1) and (2) below where (1) is an amount equivalent to the participant's salary for the number of weeks equal to thirteen less the number of weeks of vacation to which he would be entitled at the time of retirement solely on the basis of years of service, and (2) is a fraction in which the numerator is the years of continuous service acquired by the participant between December 31, 1991 and his retirement and the denominator is the participant's total years of continuous service at retirement.

     SECTION 3.3 REGULAR PENSION. (a) The regular pension shall be a monthly amount determined in accordance with (b), (c), (d) and (e) below, adjusted in accordance with the provisions of Sections 3.4, 3.5, 3.7, 3.8, 3.9, 3.10 and 3.14(d), if applicable, plus an additional transition pension, if any, determined in accordance with Article XI.

     (b) Subject to (c) and (d) below, the monthly amount used in the calculation of any regular pension payable to a participant prior to his attaining age 65, except as otherwise provided in Section 3.4, shall be determined in accordance with (l) or (2) below, whichever is higher, and the monthly amount used in the calculation of any regular pension payable to a participant after he has attained age 65, except as otherwise provided in
Section 3.4, shall be determined in accordance with (1), (2) or (3) below, whichever is highest:

     (1) an amount (hereinafter "1.1-1.2 percent pension") equal to the participant's average monthly earnings multiplied by:

          (i) for a participant with more than 30 years of continuous service as of December 31, 1981, 33% plus a percent determined by multiplying 1.2% by the number of years (and fractions thereof calculated to the nearest month) of his continuous service as of December 31, 1981, in excess of 30 years, or
         (ii)  for a participant with 30 or less years of continuous service, as of December 31, 1981, 1.1% multiplied by the number of yea fractions thereof calculated to the nearest month) of his continuous service as of December 31, 1981, or

     (2)  an amount (hereinafter "minimum pension") equal to
          (i) for a participant with more than 30 years of continuous service as of December 31, 1981, $487.50 plus an amount determined by multiplying $18.50 by the number of years (and fractions thereof calculated to the nearest month) of his continuous service as of December 31, 1981, in excess of 30 years, or
         (ii) for a participant with more than 15 but not more than 30 years of continuous service as of December 31, 1981, $232.50 plus an amount determined by multiplying $17.00 by the number of years (and fractions thereof calculated to the nearest month) of his continuous service as of December 31, 1981 in excess of 15 years, or

        (iii) for a participant with not more than 15 years of continuous service as of December 31, 1981, an amount determined by multiplying $15.50 by the number of years (and fractions thereof calculated to the nearest month) of his continuous service as of December 31, 1981.
     (3) an amount (hereinafter "1.5 percent pension") equal to the participant's average monthly earnings multiplied by 1.5% times his years of continuous service as of December 31, 1981 (and fractions thereof calculated to the nearest month) reduced by 65% of the participant's Public Pension for which he would be eligible at age 65 under the applicable regulations in effect at the time of such retirement and assuming, in the case of a participant who retires prior to age 65, that he did not receive any income after retirement which would be treated as wages for purposes of the Social Security Act, provided that, for purposes of calculating the reduction in 1.5 percent pension, the participant's Public Pension shall be reduced according to a fraction in which the numerator is the participant's number of years (and fractions thereof calculated to the nearest month) of continuous service as of December 31, 1981 and the denominator is the participant's total number of years (and fractions thereof calculated to the nearest month) of continuous service at retirement.

     (c) Notwithstanding anything to the contrary in (b) above, in the case of a participant who has attained the age of 62 or who becomes eligible for Social Security disability benefit payments (irrespective of age),

     (1) the monthly amount used in the calculation of any regular pension may not exceed an amount which when added to the monthly amount of Social Security will result in a sum that is greater than the product of:

          (i)  the participant's gross average monthly earnings, multiplied by

         (ii) the sum of 70% plus 1% for each full year of continuous service as of December 31, 1981 in excess of 15;

     (2)  PROVIDED, HOWEVER, that a monthly amount affected by the limitation in
          (l) above shall not be less than an amount equal to $12 for each of the first 15 years of continuous service as of December 31, 1981 (and fractions thereof calculated to the nearest month) plus $13 for each year of continuous service as of December 31, 1981 between 15 and 30 (and fractions thereof calculated to the nearest month) and $14 for each year of continuous service as of December 31, 1981 in excess of 30 (and fractions thereof calculated to the nearest month); and

     (3)  PROVIDED, FURTHER, that there shall be no adjustment in the monthly amount determined under (1) above because of future increases in the participant's monthly amount of Social Security which may become effective subsequent to the date of his retirement or because of the additional amounts provided pursuant to Section 3.4 or 3.5.

     (4)  The phrase "monthly amount of Social Security" shall be:

          (i) in the case of a participant who retires prior to age 62, the Social Security Act Old-Age Benefit to which the participant shall become entitled at age 62 based on the law in effect at the time of his retirement and on the assumption that he will receive no creditable compensation for Social Security purposes after the date of his retirement and utilizing either an estimate of the participant's compensation prior to retirement or a statement obtained by the participant from the Social Security Administration as prescribed in Section 3.7, or

         (ii) in the case of a participant who retires on or after the attainment of age 62, the Social

               Security Act Old-Age Benefit to which he is or would be entitled at the date of his retirement based on the law in effect at such date.

          For purposes of calculating the limitation in this paragraph (c) applicable to benefits based on continuous service as of December 31, 1981, the monthly amount of a participant's Social Security shall be reduced according to a fraction in which the numerator is the participant's number of years (and fractions thereof calculated to the nearest month) of continuous service as of December 31, 1981 and the denominator is the participant's total number of years (and fractions thereof calculated to the nearest month) of continuous service at retirement.

     (5) For the purpose of (l) above, "gross average monthly earnings" means the sum of the participant's gross earnings (W-2 earnings) for the 2 calendar years of the last 10 calendar years prior to retirement in which the participant's earnings were the highest divided by 24. The calendar year in which the participant retires shall be included as one of the last 10 calendar years prior to retirement if retirement occurs after June 30 of such year and the participant worked in such year; however, the earnings for any such participant shall be adjusted to be fairly representative of the amount he would have earned had he worked for the entire year by dividing the participant's W-2 earnings for such year by the number of full months elapsed in such year to the date of his retirement and assuming the participant would have earned the same amount for each remaining full month of such year, subject to adjustment for any scheduled general increase in salary rates becoming effective after retirement.

     (6) In the case of a participant who retires on other than a deferred vested pension and who did not work for one or more full calendar months due solely to layoff or disability during either or both of the last two calendar years in which he worked prior to retirement, his W-2 earnings shall be increased to the level of his base salary for each such calendar month in which he did not receive full salary.

(d) (1) For a 60/15 retirement the monthly amount determined in (b) and (c) above is applicable only if regular pension commences after attainment of age 62, and for any deferred vested pension the monthly amount determined in (b) and (c) above is applicable only if

          (i) with respect to a participant who incurs a break in continuous service after attaining age 40 and completing at least 15 years of continuous service, regular pension commences after the participant has attained

         (ii) with respect to a participant who incurs a break in continuous service either prior to attaining age 40, or after attaining age 40 and before completing at least 15 years of continuous service, regular pension commences after the participant has attained age 65.

     (2) A participant may in his application for 60/15 pension elect an immediate pension, and a participant who incurs a break in continuous service after attaining age 40 and completing at least 15 years of continuous service who is entitled to a deferred vested pension may, pursuant to Section 3.11(c), make application for commencement of pension payments after attainment of age 60 and prior to attainment of age 62, and in either such case the monthly amount calculated under
          (b) and (c) above shall be reduced to the actuarial equivalent thereof in accordance with the following table. Since the 1.5 percent pension does not apply to this type of retirement prior to attainment of age 65, if the 1.5 percent pension produces the highest pension on recalculation at attainment of age 65, then the same percentage will be applied to the net amount of such pension after reduction of 65% of Public Pension and after reduction of such Public Pension, if applicable, according to the fraction set forth in paragraph (b)(3) above.

Age at Start
 OF PENSION                                PERCENTAGE

60.......................................... 83.82%
60-1/12..................................... 84.46%
60-2/12..................................... 85.09%
60-3/12..................................... 85.73%
60-4/12..................................... 86.36%
60-5/12..................................... 87.00%
60-6/12..................................... 87.64%
60-7/12..................................... 88.27%
60-8/12..................................... 88.91%
60-9/12..................................... 89.54%
60-10/12.................................... 90.18%
60-11/12.................................... 90.81%
61.......................................... 91.45%
61-1/12..................................... 92.16%
61-2/12..................................... 92.87%
61-3/12..................................... 93.59%
61-4/12..................................... 94.30%
61-5/12..................................... 95.01%
61-6/12..................................... 95.72%
61-7/12..................................... 96.44%
61-8/12..................................... 97.15%
61-9/12..................................... 97.86%
61-10/12.................................... 98.57%
61-11/12.................................... 99.29%
62..........................................100.00%

The above percentages shall be applied on the basis of the participant's age to the nearest month.

(3) A participant who incurs a break in continuous service either prior to attaining age 40, or after attaining age 40 and before completing at least 15 years of continuous service, and who is entitled to a deferred vested pension may, pursuant to Section 3.11(c), make application for commencement of pension payments after attainment of age 60 and prior to attainment of age 65, and in such case the monthly amount calculated under (b) and (c) above shall be reduced to the actuarial equivalent thereof in accordance with the following table. Since the 1.5 percent pension does not apply to this type of retirement prior to attainment of age 65, if the 1.5 percent pension provides the highest pension on recalculation at attainment of age 65, then the same percentage will be applied to the net amount of such pension after reduction of 65% of Public Pension and after reduction of such Public Pension, if applicable, according to the fraction set forth in paragraph
     (b)(3) above.

Age at Start
 OF PENSION                                                 PERCENTAGE

60........................................................  63.10%
60-1/12...................................................  63.58%
60-2/12...................................................  64.06%
60-3/12...................................................  64.54%
60-4/12...................................................  65.02%
60-5/12...................................................  65.50%
60-6/12...................................................  65.98%
60-7/12...................................................  66.45%
60-8/12...................................................  66.93%
60-9/12...................................................  67.41%
60-10/12..................................................  67.89%
60-11/12..................................................  68.37%
61........................................................  68.85%
61-1/12...................................................  69.38%
61-2/12...................................................  69.92%
61-3/12...................................................  70.45%
61-4/12...................................................  70.99%
61-5/12...................................................  71.53%
61-6/12...................................................  72.06%
61-7/12...................................................  72.60%
61-8/12...................................................  73.14%
61-9/12...................................................  73.67%
61-10/12..................................................  74.21%
61-11/12..................................................  74.75%
62........................................................  75.28%
62-1/12...................................................  75.89%

Age at Start
 OF PENSION                                                 PERCENTAGE

62-2/12...................................................  76.49%
62-3/12...................................................  77.10%
62-4/12...................................................  77.10%
62-5/12...................................................  78.30%
62-6/12...................................................  78.91%
62-7/12...................................................  79.51%
62-8/12...................................................  80.11%
62-9/12...................................................  80.71%
62-10/12..................................................  81.32%
62-11/12..................................................  81.93%
63........................................................  82.53%
63-1/12...................................................  83.21%
63-2/12...................................................  83.89%
63-3/12...................................................  84.58%
63-4/12...................................................  85.26%
63-5/12...................................................  85.94%
63-6/12...................................................  86.62%
63-7/12...................................................  87.30%
63-8/12...................................................  87.99%
63-9/12...................................................  88.67%
63-10/12..................................................  89.35%
63-11/12..................................................  90.03%
64........................................................  90.72%
64-1/12...................................................  91.49%
64-2/12...................................................  92.26%
64-3/12...................................................  93.04%
64-4/12...................................................  93.81%
64-5/12...................................................  94.58%
64-6/12...................................................  95.36%
64-7/12...................................................  96.13%
64-8/12...................................................  96.91%
64-9/12...................................................  97.68%
64-10/12..................................................  98.45%
64-11/12..................................................  99.23%
65........................................................ 100.00%

The above percentages shall be applied on the basis of the participant's age to the nearest month.

(e)  Any offsets for Public Pension under Section 3.7, Other Pension under
     Section 3.8, Severance Allowance under Section 3.9, and Disability Payments under Section 3.10 shall, for purposes of calculating the regular pension under this Article III, be determined according to a fraction in which the numerator is the participant's number of years (and fractions thereof calculated to the nearest month) of continuous service as of December 31, 1981 and the denominator is the participant's total number of years (and fractions thereof calculated to the nearest month) of continuous service.

     SECTION 3.4  INCREASED PENSION - PERMANENT INCAPACITY,
70/80, AND SPECIAL SUPPLEMENTAL AMOUNT. (a) In the determination of the amount of any regular pension for permanent incapacity or 70/80 retirement, the monthly amount shall be determined in accordance with Sections 3.3(b) and

(c), PROVIDED, HOWEVER, that:

     (1) The monthly pension calculation under Section 3.3(b) sub-clause (3) will be applicable immediately upon retirement without the 65% Public Pension reduction for any month for which the participant is not eligible for Public Pension; and

     (2) The monthly pension calculation under Section 3.3(b) sub-clauses (1) and (2) shall be increased by $400.00 but such increase shall not apply for any month for which the participant is eligible for Public Pension.

(b) Any participant who, as of September 30, 1985, is accruing continuous service and who on such date will either (i) have completed 35 or more years of credited service or (ii) have attained the age of 60 and will have accrued 30 years of credited service shall be eligible to receive a special supplemental amount ("supplement") in addition to his regular pension in accordance with this Section 3.4(b).

     (1) The supplement shall consist of $400.00 per month commencing with the first month for which an eligible participant receives regular pension (the fourth month of retirement).

     (2) The supplement shall be paid for a period of twelve months or until the participant attains age 62, whichever is the longer period. No supplement shall be paid for any month following the month in which the participant dies.

     (3) To receive the supplement, an eligible participant shall retire on December 31, 1985. An eligible participant must apply for retirement with the supplement between September 1, 1985 and September 30, 1985.

     (4) The retirement date of any participant applying for the supplement may be postponed by the Company, but not to a date later than March 31, 1986. Such postponement shall be limited to cases in which the participant's retirement would create an operational difficulty for the Company or if a suitable replacement for the participant is required and cannot be obtained immediately. The

          Company and participant may agree upon an earlier retirement date, but not any date earlier than September 30, 1985.

(c) Any participant who is an employee of the Corporate Office (assigned to the Corporate Office and whose compensation is debited against the Corporate Office payroll account) and who, as of June 30, 1986, is accruing continuous service and on such date (i) will have attained the age of 55 and will have completed 15 years of credited service (including service after January 1, 1982) or (ii) whose age and credited service (including service after January 1, 1982) when combined shall total 80, shall be eligible to receive a special supplemental amount ("supplement") in addition to 1.1-1.2 percent pension or minimum pension, all in accordance with this Section 3.4(c). However, if 1.5 percent pension without the supplement and without offset for Social Security produces a higher pension, such pension shall be paid in lieu of the 1.1-1.2 percent pension or minimum pension, all in accordance with this Section 3.4(c). Except as modified in this Section 3.4(c), the pension for such retirement shall be paid as if it had been for 70/80 retirement.

     (1) The supplement shall consist of $800.00 per month commencing with the first month for which an eligible participant receives regular pension (the fourth month of retirement).

     (2) The supplement shall be paid for a period of eighteen months or until the participant attains age 62, whichever is the longer period; the
          1.5 percent pension, without the supplement and the offset for Social Security, shall be paid for the same period, after which the offset for Social Security shall be imposed. No supplement nor 1.5 percent pension without offset for Social Security shall be paid for any month following the month in which the participant dies.

     (3) To receive the supplement or the 1.5 percent pension without Social Security offset, an eligible participant shall retire on June 30, 1986. An eligible participant must apply for retirement under this
          Section 3.4(c) between May 31, 1986, and July 1, 1986.

     (4) The retirement date of any participant applying for retirement under this Section 3.4(c) may be postponed by the Company, but not to a date later-than December 31, 1986. Such postponement shall be limited to cases in which the participant's retirement would create an operational difficulty for the Company or if a suitable replacement for the participant is required and cannot be obtained immediately.
          In the event of the reorganization of Interlake, Inc. only participants who are transferred to The Interlake Corporation Salaried Employees Past Service Pension Plan effective as of the effective date of the reorganization shall continue to be eligible for benefits under this Section 3.4(c).

(d) By letter dated August 3, 1992, the Company and Related Companies offered early retirement to Eligible Employees. Eligible Employees who accept the offer of early retirement on or before August 31, 1992 received an Early Retirement Pension Supplement. For purposes of this paragraph (d), "Eligible Employee" means (i) an Employee of the Company or Related Company, (ii) who is a participant in the Plan or the Packaging Plan or the Metals Plan, (c) who is not an officer or a sales or marketing employee, and (d) who as of December 31, 1992 would have at least 55 years of age and at least 15 years of continuous service, or would have years of age and years of continuous service which total at least 80. For purposes of this paragraph, "Early Retirement Pension Supplement" means an additional pension payment of $500.00 per month, starting in the fourth month after retirement and continuing for the longer of 12 months or the date of Eligibility for Public Pension, but in no event continuing beyond the life of the recipient. Payments made pursuant to the Company's offer of early retirement are not Severance Allowances for purposes of Section 3.9(a) of the Plan.

     SECTION 3.5 ADDITION TO PENSION. Commencing January 1, 1982, or the first month thereafter for which regular pension is payable, there shall be paid to each participant retiring on or after January 1, 1982 an additional amount equal to five percent (5%) of the monthly amount determined in accordance with Sections 3.3(b) (1) and (3), subject to the provisions of Sections 3.3(c) and
(d).

     SECTION 3.6 REGULAR PENSION - PART-TIME PARTICIPANTS. Notwithstanding anything to the contrary contained in the foregoing provisions of this Article III, the amount of the minimum pension otherwise applicable (including the minimum Pension provided in Section 3.3(c)) shall, in the case of any participant the Company finds to be a part-time participant, be reduced to an amount equitably related to the hours worked by him in comparison to hours worked by other participants. The Company shall not find a participant to be a part-time participant unless for the mutual convenience of the participant and the Company he was, in the 120 months preceding his retirement, regularly scheduled to work fewer hours than the straight-time schedule of full-time participants.

     SECTION 3.7 DEDUCTION FOR PUBLIC PENSION. Deductions for Public Pension shall be made from the amount determined in accordance with Sections 3.3(b), (c) and (d) and Section 3.5 in accordance with the following provisions:

     (a) Except as provided in Sections 3.3(b)(3) and 3.3(c), regular pension shall not be affected by Public Pension related to the Social Security Act;

     (b) Compensation in periods prior to separation from service or prior to retirement shall be determined as required by Revenue Ruling 84-45.

          (1) Such compensation shall be estimated by applying either of the following salary scales, projected backwards, to the participant's pre-retirement, pre-separation, and pre-hire compensation history at separation from service or retirement:

               (i) the actual change in the average wages from year to year as determined by the Security Administration, or

              (ii) a level percentage per year that is not less than six percent per annum.

          (2) Each employee shall be given clear written notice of his right to supply his actual salary history and the financial consequences of failing to supply such history. Such notice shall be included each time a summary plan description (within the meaning of ERISA) is provided to an employee and upon an employee's separation from service. Such notice shall state that employee can obtain an actual salary history from the Social Security Administration.

          (3) If a participant supplies documentation of his salary history, any offset based on Social Security will, if required, be adjusted as indicated by such actual salary history and on the assumption that such participant does not receive any income after separation or retirement which would constitute wages for purposes of Social Security. Such documentation must be supplied within 120 days following (i) the date of separation from service (by retirement or otherwise) or (ii) the date on which a participant is given notice in writing of the benefit to which he is entitled, whichever is later.
     (c) In the event that for any month a participant is eligible for Public Pension not related to the Social Security Act, there shall be a deduction for such Public Pension from the amount determined in accordance with Sections 3.3(b), (c) and (d) and Section 3.5. The amount of such deduction shall be the amount of Public Pension paid or payable to the participant, or that would upon application become payable to him for such month, without regard to any offset, suspension or reduction imposed by law (including any reduction by reason of commencement of such Public Pension prior to the age at which it is first provided under law without such a reduction) subject to any adjustment required in accordance with Section 3.3(e); provided such deduction shall be limited to the amount, to the extent reasonably determinable, of such Public Pension attributable to employment by the Company and Related Companies.

     (d) After a deduction for Public Pension first becomes applicable, it shall not be changed to reflect any increase of such Public Pension resulting from

          (1) amendment of the law under which such Public Pension is provided, if the effective date of such increase occurs after the first month with respect to which a deduction for such Public Pension became applicable, or

          (2) subsequent employment by other than the Company or a Related Company.

     SECTION 3.8 DEDUCTION FOR OTHER PENSION. If any participant entitled to pension benefits pursuant to this Plan is or shall become, or upon application would become, entitled to any other pension or payment in the nature of a pension (other than a payment covered by Section 3.10, a benefit in the nature of an annuity, pension or payment of similar kind by reason of any law or a payment made pursuant to this
Plan) from any source or fund to which the Company or any of its subsidiaries, domestic or foreign, shall have directly or indirectly contributed (any such other pension or payment being hereinafter referred to as "Other Pension") then the amount determined in accordance with Sections 3.3(b), (c) and (d) and Sections 3.4 and 3.5 for any period shall be reduced by the amount of any such other Pension paid or payable to him or that would upon application become payable to him for the corresponding period, subject to any adjustment required in accordance with Section 3.3(e); PROVIDED, HOWEVER, that if such participant shall have contributed to such source or fund, then the amount by which such amount would otherwise be reduced in accordance with the foregoing provisions of this Section 3.8 shall be decreased by the amount of that part of such Other Pension which shall be attributable to the contributions which such participant shall have made to such source or fund. "Other Pension" does not mean or include (a) any benefits paid or payable under the Company's Salaried Employees Retirement Savings Plan or Employee Stock Ownership Plan, (b) any amounts paid or payable under the Company's or a Related Company's group life insurance program, or (c) any amounts paid or payable under any plan or agreement of deferred compensation for current services. "Other Pension" includes any pension or payment under any pension plan established by The Interlake Corporation, The Interlake Companies, Inc. or Interlake Packaging Corporation.

     SECTION 3.9 DEDUCTION FOR SEVERANCE ALLOWANCE. (a) If, as a result of the complete or partial shutdown of a plant, department or subdivision thereof or as a result of a reduction in force, any participant is or shall become entitled to or shall be paid any discharge, liquidation or dismissal or severance allowance or payment of similar kind (hereinafter "severance allowance") by reason of any plan of the Company or a related company, or in respect of which it shall have directly or indirectly contributed, or by reason of any law, then the total amount of such severance allowance paid or payable to him shall be deducted from the amount determined in accordance with Sections 3.3(b), (c) and (d) and Sections 3.4 and 3.5 upon retirement, subject to any adjustment required in accordance with Section 3.3(e); PROVIDED, HOWEVER, that (i) such severance allowance shall not be deducted from or charged against any deferred vested pension, and (ii) if such participant shall have contributed to the source or fund out of which such severance allowance shall be paid or become payable, then the amount which is deducted from or charged against such amount in accordance with the foregoing provisions of this Section 3.9 shall be decreased by the amount of that part of such severance allowance which shall be attributable to the contributions which such participant shall have made to such source or fund.

     (b) If any participant becomes entitled to severance allowance which may be deducted from the amount determined in accordance with Sections 3.3(b), (c) and (d) and Sections 3.4 and 3.5 under (a) above, he may waive payment of the severance allowance. Such waiver must be in writing on a form provided by the Company. If the participant waives such severance allowance, the total amount of regular pension paid to or on behalf of him and his co-pensioner (if any) shall not be less than the amount of such severance allowance.

     (c) The following standards will apply to the deduction provided above. The deduction will be made in full in each case in which the amount of pension determined to be payable to the participant after application of the deduction provided in this Section 3.9, or the cost of such pension after such deduction, is equal to or greater than the greatest amount or cost of any such pension which would be payable to a participant under age 40 who is eligible for a deferred vested pension and who has the same years of service and compensation history as the participant. The deduction will not be made in any case in which the amount or cost of such pension after the deduction for severance pay is less than the amount or cost of such deferred vested pension. In all other cases, the deduction will be made but only to the extent that the amount or cost of such pension after the deduction for severance pay is equal to the amount or cost of such deferred vested pension. In any case in which there is a difference between the amount and the cost of any such pension or a difference between the amount or cost of any such deferred vested pension, the determination required by this Section 3.9 shall be based on the factor that produces the largest deduction. In determining the cost of any such pension and such deferred vested pension for purposes of this Section 3.9, the assumptions reported in the filing of the most recent Schedule B to Form 5500 shall govern.

     SECTION 3.10 DEDUCTION FOR DISABILITY PAYMENTS. Any amount paid to or on behalf of any participant on account of injury or occupational disease incurred in the course of his employment by the Company, a Related Company, or any other employer causing disability in the nature of a permanent disability, whether pursuant to Worker's Compensation, Occupational Disease or similar statutory law (except fixed statutory payments for the loss of, or 100% loss of use of, any bodily member or a benefit in the nature of an annuity, pension or payment of similar kind by reason of any law), shall be deducted from or charged against the amount determined in accordance with Sections 3.3(b), (c) and (d) and Sections 3.4 and 3.5, subject to any adjustment required in accordance with
Section 3.3(e); PROVIDED, HOWEVER, that any such deduction or charge shall be adjusted to take into account expenses such as reasonable lawyers' fees and medical expenses incurred by the participant in processing claim for such payment, and that any payments received by the participant under such laws shall not be deducted from any such amount for permanent incapacity retirement payable prior to age 65 or from the increase in pension provided by Section 3.4. If any amount which is to be deducted from or charged against the amount determined in accordance with Sections 3.3(b), (c) and (d) and Sections 3.4 and 3.5 pursuant to this Section is determined with respect to a period of time, such deduction or charge shall be made only with respect to the same period. If any such amount is not determined with respect to a period of time, the Company shall apportion the amount to a period of time which approximates the period over which the local government organization having authority over workers' compensation and occupational disability claims might award a disability payment for similar conditions.

     SECTION 3.11 PENSION APPLICATION. (a) Each application for a pension shall be in writing on a form provided by the Company. The Company may require any applicant for a pension to furnish to it such information as may reasonably be required.

     (b) Except as provided in (c) below, a participant may make application for pension at any time prior or subsequent to his retirement.

     (c) A participant may make application for a deferred vested pension not earlier than 90 days prior to the first day of the month for which the first installment of pension is payable as provided in Sections 3.12(d) or 3.12(e).

     SECTION 3.12  COMMENCEMENT AND TERMINATION OF REGULAR PENSION.  (a)   In
the case of a participant who is eligible for any type of pension other than permanent incapacity pension, 60/15 pension or deferred vested pension, the first installment of any regular pension shall be payable for the first full calendar month following the three calendar months for which the special payment is made.

     (b) In the case of a participant who is eligible for permanent incapacity pension, the first installment of any regular pension shall be payable for the first full calendar month following the month in which retirement occurs;

     (c) In the case of a participant who is eligible for a 60/15 pension, the first installment of regular pension shall be payable for the fourth calendar month following the month in which the participant attains age 62 unless the participant elects earlier commencement in accordance with Section 3.3(d)(2), in which case the first installment of regular pension shall be payable for the first full calendar month following the three calendar months for which the special payment is made.

     (d) In the case of a participant who is eligible for a deferred vested pension and who incurs a break in continuous service after attaining age 40 and completing at least 15 years of continuous service, the first installment of regular pension shall be payable for the calendar month next following the participant's 62nd birthday unless the participant elects earlier commencement in accordance with Section 3.3(d)(2), in which case the first installment of regular pension shall be payable for the later of (i) the calendar month specified by the participant in his application for pension, provided such month is subsequent to the month in which he attains age 60, or (ii) the calendar month in which application for pension is made.

     (e) In the case of a participant who is eligible for a deferred vested pension and who incurs a break in continuous service either prior to attaining age 40, or after attaining age 40 and before completing at least 15 years of continuous service, the first installment of regular pension shall be payable for the calendar month next following the participant's 65th birthday unless the participant elects earlier commencement in accordance with Section 3.3(d)(3), in which case the first installment of regular pension shall be payable for the later of (i) the calendar month specified by the participant in his application for pension, provided such month is subsequent to the month in which he attains age 60, or (ii) the calendar month in which application for pension is made.

     (f) The last installment of any regular pension shall be payable for the month in which the death of the participant shall occur.

     (g) Notwithstanding any other provision of this Plan, the entire interest of a participant shall be distributed in conformity to Section 401(a)(9) of the Internal Revenue Code.

     The entire interest of each participant which is payable as a lump sum shall be distributed not later than April 1 of the calendar year following the year in which the participant attains age 70-1/2. If distribution to a participant who attains age 70-1/2 is to be in periodic payments, distribution shall begin no later than such April 1 and shall be made in accordance with regulations --

          (i)  over the life of the participant;

         (ii)  over the lives of such participant and a designated beneficiary;

        (iii) over a period certain not extending beyond the life expectancy of such participant, or

         (iv) over a period certain not extending beyond the life expectancies of such participant and a designated beneficiary.

     Any additional benefits that accrue after the April 1 described above shall begin being distributed as of the January 1 following the calendar year in which the additional benefits accrue.

     If such periodic distribution has begun and the participant dies before his entire interest has been distributed to him, the remaining portion of such interest shall be distributed at least as rapidly as under the method of periodic distribution in force as of the date of the participant's death.

     If the participant's spouse is not the designated beneficiary, the method of distribution selected must assure that at least 50 percent of the amount available for distribution is paid within the life expectancy of the participant.

     If a participant dies before periodic distribution of his interest has begun, the entire interest shall be distributed within five years after the death of such participant, unless (x) or (y) below apply:

     (x) If, however, any portion of the participant's interest is payable to (or for the benefit of) a designated beneficiary, such portion may be distributed in substantially equal installments (in accordance with regulations) over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of such beneficiary). Such distributions are required to begin no later than one year after the date of the participant's death or such later date as regulations prescribe.

     (y) If such designated beneficiary is the surviving spouse of the participant, distribution is not required to begin until the date on which the participant would have attained age 70-1/2. If the spouse dies before distribution begins, subsequent distributions shall be made as if the participant had died on the date of the spouse's death.

     For purposes of applying the provisions of said Section 401(a)(9), the life expectancy of a participant and the participant's spouse (other than in the case of a life annuity) may be redetermined, but not more frequently than annually. In the case of any other designated beneficiary, such life expectancy shall be calculated once at the time benefit payments commence and shall not be recalculated (unless such calculation is discovered to be erroneous).

     Any amount paid to a child of a participant shall be treated as if it had been paid to the participant's surviving spouse if such amount will become payable to such surviving spouse when such child reaches majority (or upon another event permitted under regulations).

     SECTION 3.13 LUMP SUM PAYMENT. The Company shall make a lump sum payment which shall be the equivalent actuarial value of the regular pension otherwise payable if such equivalent actuarial value is not more then $3,500.00. In determining such equivalent actuarial value mortality shall be based on UP-1984 unisex table with no adjustment. Interest shall be at the rate set by the Pension Benefit Guaranty Corporation for immediate annuities as of the first day of the month in which the amount of a lump sum payment is to be determined.

     SECTION 3.14 PRE-PENSION SPOUSE COVERAGE. (a) Any participant who has five years of continuous service and who has a spouse, shall have automatic Pre-Pension Spouse Coverage which will provide a lifetime monthly payment for the participant's spouse following the participant's death. Any monthly payment resulting from such coverage shall be in addition to any surviving spouse's benefit provided under Article IV.

     (b) Any participant who continues in active employment after having attained age 65 and who has a spouse will automatically have Pre-Pension Spouse Coverage.

     (c) (1) Pre-Pension Spouse Coverage will automatically terminate as of the earliest of:

               (i)  the date the participant is divorced from his spouse,

              (ii)  the date the spouse dies, or

             (iii)  the date the participant's pension payments commence.

          (2) The effective date of Pre-Pension Spouse Coverage for a Participant who is reemployed following retirement shall be the date of reemployment.

     (d) For participants who have completed at least 5 years of continuous service, the amount of pension payable under Pre-Pension Spouse Coverage shall be reduced as follows. The amount determined in accordance with Sections 3.3(b), (c) and (d) plus the 5% addition to pension provided pursuant to

Section 3.5, if applicable, and the transition benefit provided pursuant to
Section 11.2, if applicable, will be reduced by an amount equal to the product of: 1/10 of 1% of such amount, multiplied by the number of years (and fractions thereof) that such coverage was in effect prior to attainment of age 55 and 15 years of service or age 60 and 10 years of service and 7/10 of 1% of such amount multiplied by the number of years (and fractions thereof) that such coverage was in effect subsequent to attainment of such age and service. A reduction made for any year in which such rate changes shall be pro-rated on the basis of months at each rate.

     (e) If a participant dies while Pre-Pension Spouse Coverage is in effect, the surviving spouse shall receive 50% of an amount equal to the product of:

     (1) the amount determined in accordance with Sections 3.3(b) and (c), the 5% addition to pension provided pursuant to Section 3.5, if applicable, and the transition benefit provided pursuant to Section 11.2, if applicable, as though the participant had retired on the date of his death and, in the case of a participant who died prior to attainment of age 65, as though he had been age 65 on the date of his death, reduced in accordance with (d) above, multiplied by

     (2) the applicable percentage obtained from Exhibit A, based on the ages of the participant and his spouse as of the participant's date of death.

     (f) (1) For participants who have attained the age and service specified in paragraph (d) above as of the date of their death, the first installment of the amount payable to the participant's spouse pursuant to this Section 3.14 shall be payable for the month following the month in which the participant's death occurs and the last installment shall be payable for the month in which the spouse's death occurs.

          (2) For participants who have not attained the age and service specified in paragraph (d) above who die while Pre-Pension Spouse Coverage is in effect, the first installment of the amount payable to the participant's spouse pursuant to this Section 3.14 shall be payable for the first month in which the participant could have received a monthly pension benefit, had he survived to such date and retired, and the last installment shall be payable for the month in which the spouse's death occurs.

     (g) Satisfactory proof of marriage of the participant and his spouse and of the age of the participant's spouse will be required prior to the payment of monthly installments under this coverage. Satisfactory proof of divorce or of the death of the participant's spouse will be required for automatic termination of Pre-Pension Spouse Coverage under (c)(l) above.

     (h) Any waiver of Pre-Pension Spouse Coverage by a participant must be consented to by the participant's spouse. Such consent by the spouse must be witnessed by a representative of the Committee or a notary public. The Committee may accept a waiver without such consent if the participant satisfactorily establishes that there is no spouse or the spouse cannot be located. Any consent shall be valid only with respect to the spouse who signs such consent. Until benefits commence, a participant may revoke a waiver any number of times without the consent of the spouse. Any waiver of the Pre-Pension Spouse Coverage by a participant prior to the Plan Year in which such participant attains age 35 shall become invalid on the first day of the Plan Year in which he attains age 35. A new waiver and consent must be executed in order to continue to waive the Pre-Pension Spouse Coverage.

     (i) Each participant shall be provided with information regarding Pre-Pension Spouse Coverage. Such information shall be furnished within a period beginning on the first day of the Plan Year in which the participant attains age 32 and ending with the close of the Plan Year in which the participant attains age 34. The period for furnishing information shall also include a reasonable period after an Employee becomes a participant following the period described in the preceding sentence and a reasonable period after a participant terminates employment before he attains age 35. Such information shall also be furnished to any participant upon completing 5 years of continuous service if such service is completed prior to the participant attaining age 35 and the information has not already been furnished. Such information shall include a written explanation of:

          (1)  the terms and conditions of Pre-Pension Spouse Coverage,

          (2) the participant's right to waive such Coverage and the effect of such waiver;

          (3) the rights of the participant's spouse with respect to such waiver, and

          (4) the participant's right to revoke such waiver and the effect of such revocation.

     SECTION 3.15 AUTOMATIC 50% SPOUSE OPTION. (a) (1) Unless a participant who has a spouse at the time pension payments commence revokes the Automatic 50% Spouse Option within the period established by (a)(3) below, he shall receive a "net reduced pension" during his lifetime and after the death of the participant his spouse shall receive a lifetime monthly payment equal to one-half of his "reduced pension."

(2) For the purpose of this Section 3.15, "reduced pension" means an amount equal to the product of:

     (i) the amount determined in accordance with Sections 3.3(b), (c) and (d), the 5% addition to pension provided pursuant to Section 3.5, if applicable, and the transition benefit provided pursuant to Section 11.2, if applicable, reduced in accordance with Section 3.14(d), if applicable, and subject to the deductions provided pursuant to Sections 3.7 and 3.8, if applicable, multiplied by

    (ii) the applicable percentage obtained from Exhibit A, based on the ages of the participant and his spouse at the date pension payments commence;

     and "net reduced pension" means the reduced pension increased in accordance with the provisions of Section 3.4, if applicable, and decreased in accordance with the provisions of Sections 3.9 and 3.10, if applicable.

(3) A participant may waive the Automatic 50% Spouse Option by a written form duly filed with the Company at any time within the 90-day period prior to the date pension payments commence, provided that the participant's spouse consents to the waiver in writing. Such waiver must designate a beneficiary or form of benefit payment which may not be changed without spousal consent (or the consent of the spouse expressly permits designations by the participant without any requirement of further consent by the spouse). The spouse's consent must acknowledge the effect of the waiver and must be witnessed by a representative of the Committee or notary public. The Committee may accept a waiver without such consent if the participant satisfactorily establishes that there is no spouse or the spouse cannot be located. Any consent shall be valid only with respect to the spouse who signs such consent. A participant may rescind a waiver an unlimited number of times without spousal consent until benefit payments commence. If a participant properly waives the Automatic Spouse Option he may

     (i) receive the regular pension otherwise payable under this Plan during his lifetime, or

     (ii) elect a Co-Pensioner Option in accordance with the provisions set forth in Section 3.16, provided that the spouse's consent shall acknowledge a specific non-spouse co-pensioner and any change in co-pensioners.

     Within a reasonable time prior to retirement the Company shall furnish a written explanation of:

     (i)  the terms and conditions of the Automatic 50% Spouse Option,

    (ii) the participant's right to waive such Option and the effect of such waiver,

   (iii)  the rights of the participant's spouse with respect to such waiver and

    (iv) the participant's right to rescind such waiver and the effect of such rescission.

(b) Any monthly payment resulting from the Automatic 50% Spouse Option shall be in addition to any surviving spouse's benefit provided under Article IV.

(c) In the case of a participant who has not revoked the Automatic 50% Spouse Option, the first installment of net reduced pension shall be payable for the month in which he is first entitled under Section 3.12 to receive regular pension. The last installment of such net reduced pension shall be payable for the month in which the participant's death shall occur; PROVIDED, HOWEVER, that any monthly installments payable to such participant and remaining unpaid at the time of his death will be paid to his spouse, if then surviving. The first monthly payment to the participant's spouse shall be payable for the month following the month in which the participant's death shall occur, but not for any month prior to the month for which the participant would have first been entitled to receive a net reduced pension, and the last monthly payment to such spouse shall be payable for the month in which such spouse shall die.

(d) Any revocation of the Automatic 50% Spouse Option shall be executed on the form prescribed for this purpose by the Company and shall be deemed to be duly filed when it shall have been received by the Company.

(e) Satisfactory proof of marriage of the participant and his spouse and of the age of the participant's spouse will be required prior to the payment of monthly installments under this coverage.

(f) If any participant shall die prior to commencement of pension payments, the participant's spouse shall not be entitled to any payments pursuant to this
     Section 3.15.

(g) If any participant shall not have revoked the Automatic 50% Spouse Option within the period established by (a)(3) above and his spouse shall die after the end of such period, but prior to the death of such participant, such participant shall continue to receive net reduced pension installments.

(h) If any participant shall not have revoked the Automatic 50% Spouse Option and his spouse shall die within the period established by (a)(3) above, the participant shall be treated the same as if he had revoked such option.

(i) Notwithstanding anything to the contrary contained in this Section 3.15, if, after the retirement of a participant who shall not have revoked the Automatic 50% Spouse Option, the amount of regular pension which would have been payable to him under this Plan had he revoked such option is subject to any further deduction, change, offset or correction, then the amount payable under such option to such participant and/or his spouse shall be adjusted to reflect any such further deduction, change, offset or correction.

(j) Notwithstanding anything to the contrary in this Section 3.15, in the case of a participant who retires under a 60/15 retirement and who elects to defer the commencement of pension payments until after attainment of age 62, and who does not revoke the Automatic 50% Spouse Option as provided in
     (a) above, such participant will receive a net reduced pension commencing with the fourth calendar month following the month in which the participant attains age 62. If the participant dies prior to attainment of age 62, the amount payable to the participant's spouse shall be equal to one-half the reduced pension which would have been payable to the participant, had he been permitted to and had he elected to receive a net reduced pension commencing on the date of death, based on the ages of the participant and his spouse as of the date of the participant's death. If the spouse of any participant who has not revoked the Automatic 50% Spouse Option dies prior to commencement of regular pension, the participant will still receive the net reduced pension commencing with the fourth calendar month following the month in which the participant attains age 62 as provided above.

(k) For the purpose of this Section 3.15, in the case of a participant who retires on other than a deferred vested pension, pension payments shall be deemed to commence as of the date of retirement and, in the case of a participant eligible for a deferred vested pension, pension payments shall be deemed to commence as of the first of the month for which regular pension is first payable under the provisions of Section 3.12.

     SECTION 3.16 CO-PENSIONER OPTIONS. (a) Any participant may, under the conditions set forth in (d) below by written notice duly filed with the Company,

     (1) elect to convert the regular pension otherwise payable to him under this Plan upon retirement into a "net reduced pension," in accordance with the Co-Pensioner Options described below; or

     (2) revoke any such election previously made, in which event he shall be treated as if he had not made such election; or

     (3) change any such election from one to the other of such options and/or change the person previously named as his co-pensioner.

     100% CO-PENSIONER OPTION-A "net reduced pension" payable to the participant during his life, with the provision that after his death, an amount equal to the "reduced pension" shall be paid to such person, to be known as his "co-pensioner," as he shall have nominated by written designation duly filed with the Company.

     50% CO-PENSIONER OPTION-A "net reduced pension" payable to the participant during his life, with the provision that after his death, an amount equal to one-half of the "reduced pension" shall be paid to such person, to be known as his "co-pensioner," as he shall have nominated by written designation duly filed with the Company.

     TEN-YEAR CERTAIN & LIFE OPTION-A "net reduced pension" payable to the participant during his life, with the provision that in the event of his death within a 10-year period following retirement, an amount equal to the reduced pension shall be paid to his designated beneficiary ("co-pensioner") for the remainder of such 10-year period.

     OTHER OPTIONS - A participant may elect any other optional form of payment of his retirement benefit that is made available by the Committee, except that the

     Committee shall not make a lump sum option available prior to normal retirement.

(b) For the purpose of this Section 3.16, "reduced pension" means an amount equal to the product of:

     (1) the amount determined in accordance with Sections 3.3(b), (c) and (d), the 5% addition to pension provided pursuant to Section 3.5, if applicable, and the transition benefit provided in accordance with
          Section 11.2, if applicable, reduced in accordance with Section 3.14(d), if applicable, and subject to the deductions provided pursuant to Sections 3.7 and 3.8, if applicable, multiplied by

     (2) the applicable percentage obtained from Exhibit A, based on the ages of the participant and his co-pensioner upon retirement or the participant's 65th birthday, whichever is earlier;

     and "net reduced pension" means the reduced pension decreased in accordance with the provisions of Sections 3.9 and 3.10, if applicable.

(c) Notwithstanding anything to the contrary in (a) and (b) above, if the participant has elected any of the Co-Pensioner Options and if, upon retirement, the participant has a spouse who can become eligible for a surviving spouse's benefit:

     (1)  The participant shall receive a pension equal to the sum of:

          (i) 50% of an amount equal to the monthly amount determined in accordance with Sections 3.3(b), (c) and (d), the 5% addition to pension provided pursuant to Section 3.5, if applicable, and the transition benefit provided pursuant to Section 11.2, if applicable, reduced in accordance with Section 3.14(d), if applicable, and subject to the deductions provided pursuant to Sections 3.7 and 3.8, if applicable, and

         (ii) 50% of his reduced pension, decreased in accordance with the provisions of Sections 3.9 and 3.10, if applicable.

     (2) The participant's co-pensioner shall, following the participant's death, receive an amount equal to 50% of the participant's reduced pension if the participant had elected a 100% Co-Pensioner Option, or a Ten-Year Certain & Life Option, or an amount equal to 25% of the participant's reduced pension if the participant had elected a 50% Co-Pensioner Option.

     (3) For the purposes of determining the appropriate reduced pension, if the participant's co-pensioner is other than the participant's spouse, it will be presumed that the participant does not have a spouse unless he furnishes proof to the contrary in the form of a marriage certificate or other evidence satisfactory to the Company.

(d) Any participant may in accordance with the provisions of (a) above elect an option, revoke an option election or change an option election and/or co-pensioner at any time prior to the date pension payments commence, or within 90 days following the date on which the Company provides written notice to the participant regarding the Co-Pensioner Options, or if the participant has not been given specific information regarding the terms and conditions of such options and the financial effect upon his pension of electing such options, and within 60 days of receiving the notice regarding the options makes a written request for such specific information, within 90 days following the date on which the Company provides such information, whichever is later; provided, however, that with respect to a participant who has a spouse at the time pension payments commence, the election of either Co-Pensioner Option will be null and void unless the participant is able to properly revoke the Automatic Spouse Option provided under Section 3.15.

(e) In the case of a participant who shall have elected one of the options specified, the first installment of net reduced pension shall be payable for the month for which he is first entitled under Section 3.12 to receive a regular pension; and the last installment of such net reduced pension to the participant shall be payable for the month in which his death shall occur; PROVIDED, HOWEVER, that any monthly installments payable to such participant and remaining unpaid at the time of his death may be paid to his co-pensioner, if then surviving. The first monthly payment to his co-pensioner shall be payable for the month following the month in which such participant's death shall occur. The last monthly payment that shall be payable to such co-pensioner if a spouse shall be payable for the month in which such co-pensioner shall die, except as otherwise provided for the Ten-Year Certain & Life Option specified in paragraph (a) above and for a non-spouse co-pensioner the last monthly payment shall be made within five years after the participant's death in accordance with Section 3.16(m). In the event of the death of both the employee who has elected the Ten-Year Certain & Life Option provided under paragraph (a) above and his beneficiary or beneficiaries before the guaranteed number of payments have been made, the commuted value of the balance of payments as determined by the Committee shall be paid in a lump sum to the estate of the last to die of such employee and such beneficiaries.

(f) Any election or revocation of an option, or change of an option election and/or co-pensioner pursuant to this Section 3.16, shall be executed on a form prescribed for such purpose by the Company and shall be deemed to be duly filed when it shall have been received by the Company.

(g) Satisfactory proof of age of the named co-pensioner will be required prior to the payment of pension installments under an elected option. No consent shall be required of the person designated as co-pensioner in an election under any Co-Pensioner Option in order to revoke such election or to change the co-pensioner and/or the option elected.

(h) If any participant shall have elected an option under this Section 3.16 and shall die prior to his retirement, such election shall cease to be of any effect, and the co-pensioner shall not be entitled to any payments by reason of the election of such option.

(i) If any participant shall have elected an option under this Section 3.16 and his co-pensioner shall die after such participant shall have retired, such participant shall continue to receive net reduced pension installments in accordance with such option.

(j) If any participant shall have elected an option under this Section 3.16 and his co-pensioner shall die before such participant shall have retired, then the participant shall be treated the same as IF he had not made such election.

(k) Notwithstanding anything to the contrary contained in this Section 3.16, if, after the retirement of a participant who shall have elected any Co-Pension Option, the amount of regular pension which would have been payable to him under this Plan had he not elected an option is subject to any further deduction, change, offset or correction, then the amount payable under an elected option to such participant and/or his co-pensioner shall be adjusted to reflect any such further deduction, change, offset or correction.

(l) Notwithstanding anything to the contrary contained in this Section 3.16, in the event that the amount payable to a co-pensioner is determined as though the participant did not have a spouse who could become eligible for a surviving spouse's benefit, because such participant who had a spouse at retirement failed to notify the Company that he had such a spouse, the amount otherwise payable to the co-pensioner for any month shall be reduced by the amount of any surviving spouse's benefit provided for the same month pursuant to Article IV of this Plan.

                                   ARTICLE IV

                           SURVIVING SPOUSE'S BENEFIT

     SECTION 4.1 ELIGIBILITY. With respect to any participant who has completed at least 15 years of continuous service and who dies on or after January 1, 1982, and either

     (a) at a time (1) when he is accruing continuous service, or (2) before application for pension and after a break in continuous service which occurred on or after January 1, 1982 under conditions of eligibility for retirement on immediate pension, or

     (b) after retirement on or after January 1, 1982 on other than a deferred vested pension his surviving spouse, as determined pursuant to Section 4.5, shall be eligible for a monthly benefit (hereinafter "surviving spouse's benefit"), as set forth below.

     SECTION 4.2 AMOUNT OF BENEFIT. Unless the provisions of Section 4.3 result in a higher amount, the amount of any surviving spouse's benefit payable shall be $140.00 for any month before the month in which the surviving spouse attains the age at which widow's or widower's benefits are first provided under a law referred to in Section 1.1(d) and $90.00 for any month thereafter.

     SECTION 4.3  CALCULATION OF BENEFIT AMOUNT.  Unless the provisions of
Section 4.2 result in a higher amount, the amount of any surviving spouse's benefit payable shall be determined in accordance with the following:

     (a) If eligibility for such a benefit arises by reason of the death of a participant covered by Section 4.1(a), the monthly amount of the benefit, subject to the provisions of (d) and (e) below, shall be equal to 50% of the amount determined in accordance with Sections 3.3(b) and (c) and, if applicable, 50% of the transition benefit provided pursuant to Section 11.2, both calculated as though the participant had retired on the date of his death and, in the case of a participant who died prior to attainment of age 65 as though he had been age 65 on the date of his death.

     (b) If eligibility for such a benefit arises by reason of the death of a participant covered by Section 4.1(b), the monthly amount of the benefit, subject to the provisions of (c), (d) and (e) below, shall be equal to 50% of the amount determined in accordance with Sections 3.3(b), (c) and (d) and Section 3.5, if applicable, and 50% of the transition benefit provided pursuant to Section 11.2, if applicable.

     (c) In the case of a participant who dies after 60/15 Retirement and prior to age 62 and who had elected to defer the commencement of regular pension until after attainment of age 62, the regular pension and transition pension payable to the participant shall, for the purposes of applying the provisions of (b) above, be deemed to be the amount determined in accordance with Sections 3.3(b), (c) and (d) and Section 3.5, if applicable, and Section 11.2, if applicable, which would have been payable if, under the provisions of this Plan, he had been permitted to and had elected to receive regular pension commencing with the first month for which the surviving spouse's benefit is payable.

     (d) Commencing with the first surviving spouse's benefit payable after the surviving spouse attains the age at which widow or widower's benefits are first provided under a law referred to in Section 1.1(d), the amount of the surviving spouse's benefit otherwise payable for any month shall be reduced by 50% of the amount of the widow's or widower's benefit to which the surviving spouse is, or upon application would be, entitled for such month based on the law in effect at the time the surviving spouse's benefit first becomes payable (without regard to any offset or suspension imposed by such law). If the surviving spouse is not eligible for such a widow's or widower's benefit for such month, the amount of the reduction shall be equal to 50% of the amount of the widow's or widower's benefit that could have become payable to the surviving spouse for such month, based on the participant's earnings, if the surviving spouse had been eligible and had applied for such a benefit.

     (e) If the surviving spouse receives, or upon application would be entitled to receive, any payment rights acquired by the participant, which would if received by the participant have been subject to deduction under Section 3.8 from any regular pension otherwise payable to the participant (except any such payment received by the surviving spouse by reason of an election by the participant to receive a reduced payment), the amount of such payment not attributable to the contributions of the participant shall be deducted from the surviving spouse's benefit otherwise determined under this Section 4.3. The surviving spouse's benefit payable upon the death of any Employee shall be further reduced by the amount of any lump sum death benefit, if any, to which the Employee's spouse may be entitled by virtue of the Employee's participation in Acme Steel Employees Retirement Plan A on November 1, 1962.

     SECTION 4.4 COMMENCEMENT AND TERMINATION OF BENEFIT. The first installment of any surviving spouse's benefit shall be payable for the month following the month in which the participant shall die, and the last installment shall be payable for the month in which the surviving spouse shall die; PROVIDED, HOWEVER, that a surviving spouse's benefit shall not be payable for any month for which a special payment was payable to the participant. In connection with an application for a surviving spouse's benefit, the Company may require the surviving spouse to grant any authorization necessary to receive relevant records from the agency administering the law referred to in Section 1.1(d).

     SECTION 4.5 DETERMINATION OF STATUS AS SURVIVING SPOUSE. A person shall be considered a surviving spouse for the purposes of this Article IV, only if

     (a) immediately after a participant's death, such person is a widow or widower of such participant within the provisions of the Social Security Act, except that where such Act requires reference to the law of the District of Columbia, the applicable law shall be that of the State of Illinois, and

     (b) with respect to a participant who dies after retirement, such person was married to the participant at the date of the participant's retirement.

     SECTION 4.6 NOTIFICATION OF BENEFIT ELIGIBILITY. The Company shall make reasonable effort, by an appropriate method or methods, to inform the surviving spouse of an eligible participant of the existence of this benefit.

     SECTION 4.7 SURVIVING SPOUSE OF PART-TIME PARTICIPANT. In the case of a surviving spouse of a deceased part-time participant, notwithstanding the provisions of Section 4.2, the amounts set forth in such Section 4.2 shall be reduced on the same basis as is provided in Section 3.6 for the reduction of the minimum pension of a part-time participant, whether or not the minimum pension was applicable to such deceased part-time participant.

                                    ARTICLE V

                       DETERMINATION OF CONTINUOUS SERVICE

     SECTION 5.1 CALCULATION. The term "continuous service" as used in this Plan means service ending with the last day of the month in which the participant retires. For purposes of determining vesting, continuous service shall be taken into account from an Employee's date of hire with the Company or a Related Company, whether before or after such Employee has attained age 18. Continuous service shall be calculated from the Employee's last hiring date (this means in the case of a break in continuous service, continuous service shall be calculated from the date of reemployment following the last unremoved break in continuous service) in accordance with the following provisions; PROVIDED, HOWEVER, that the last hiring date prior to the date of this Plan shall be based on the practices in effect at the time the break occurred:

     (a) There shall be no deduction for any time lost which does not constitute a break in continuous service, except that in determining length of continuous service for pension purposes,

          (1) that portion of any absence which continues beyond two years from commencement of absence due to a layoff or leave of absence authorized by the Company shall not be creditable as continuous service; PROVIDED, HOWEVER, that absence in excess of two years due to a compensable disability incurred during the course of employment shall be creditable as continuous service, if the Employee is returned to work within 30 days after final payment of statutory compensation for such disability or after the end of the period used in calculating lump sum payment, and

          (2) the period between a break in service and the date of reemployment which results in the removal of a break in accordance with (c) below shall not be creditable as continuous service.

     (b)  Continuous service shall be broken by:

          (1) quit; discharge or termination of employment for any other reason;

          (2) Leave of absence or layoff which continues for more than two years, except that absence in excess of two years due to compensable disability incurred during course of employment shall not break continuous service, provided the Employee is returned to work within 30 days after final payment of statutory compensation for such disability or after the end of the period used in calculating a lump sum payment; PROVIDED, HOWEVER, that continuous service shall not be considered to be broken by absence of any Employee who subsequent to May 1, 1940 entered the military, naval, or merchant marine service of the United States, and who has reemployment rights under the law and complies with requirements of law as to reemployment and is reemployed.

     (c) An Employee who incurs a break in continuous service prior to becoming eligible for an immediate or deferred vested pension and who is reemployed by the Company shall, upon completion of one year of continuous service following such reemployment, have such break in continuous service removed if the period of continuous service accrued prior to the break is in excess of the period between the break and the date of reemployment or if such break does not exceed five one-year periods of severance from service. In the case of an Employee who is absent from work for maternity or paternity reasons, the twelve-consecutive month period beginning on the first anniversary of the first date of such absence shall not constitute a break in service. Absence for maternity or paternity reasons means an absence by reason of (l) pregnancy of the Employee, (2) the birth of a child of the Employee, (3) the placement of a child with the Employee in connection with the adoption of such child by the Employee, or (4) the Employee's caring for such child for a period beginning immediately following such birth or placement.

     (d) Notwithstanding (c) above, a participant who incurs a break in service by reason of quit or discharge prior to becoming eligible for an immediate or deferred vested pension and who is reemployed by the Company within one year from such quit or discharge shall, except as otherwise provided in (b)(2) above, be deemed to have had such break in service removed solely for purposes of determining eligibility for a pension pursuant to Section 2.1 or an unreduced pension commencing at age 65 pursuant to Section 2.7.

     (e) Notwithstanding the foregoing paragraphs in this Section, continuous service shall include periods of employment as an Employee with Acme Metals Incorporated, Acme Steel Company and Acme Packaging Corporation for all purposes and, for purposes of eligibility to participate and vesting only, continuous service shall also include employment with other members of the controlled group of corporations of which the Company is a member or an unincorporated trade or business which is under common control with the Company as determined in accordance with Section 414(c) of the Internal Revenue Code and regulations issued thereunder. For purposes of this Plan a "controlled group of corporations" shall mean a controlled group of corporations as defined in Section 1563(a) of the Internal Revenue Code, determined without regard to Section 1563(a)(4) and (e)(3)(C).

     (f) Notwithstanding any other provision of the Plan, continuous service shall not be broken as a result of any transfer of employment as of May 29, 1986, pursuant to the reorganization of Interlake, Inc. or as of January 1, 1992 or June 1, 1992 pursuant to the reorganization of Acme Steel Company or as a result of any transfer of employment at any time among Acme Metals Incorporated, Acme Steel Company or Acme Packaging Corporation.

                                   ARTICLE VI

              REEMPLOYMENT AFTER ATTAINMENT OF PENSION ELIGIBILITY

     SECTION 6.1 APPLICABILITY OF OTHER SECTIONS. Except as otherwise provided in this Article VI, the provisions of all other sections of this Plan shall be applicable to any participant who is reemployed by the Company after having been retired and receiving a pension or after having attained eligibility for a deferred pension under this or a prior version of this Plan.

     SECTION 6.2 EFFECT ON PENSION. Any participant who is receiving a pension under this or a prior version of this Plan shall upon reemployment by the Company have his pension discontinued.

     SECTION 6.3 CONTINUOUS SERVICE OF REEMPLOYED PARTICIPANT. (a) Any participant who has been retired and receiving a pension or who is eligible for a deferred vested pension under this or a prior version of the Plan and who shall be reemployed by the Company shall be credited with his continuous service as at the date of his prior retirement plus his continuous service accruing after reemployment for the purpose of calculating any subsequent pension benefits to which he may become entitled; PROVIDED, HOWEVER, nothing in this Section shall affect the calculation of continuous service as provided in
Section 5.1(b)(2).

     (b)  If a participant who received a lump sum payment in accordance with
Section 3.13 is reemployed by the Company, the continuous service with respect to which he received such lump sum payment is to be used in calculating any subsequent pension benefit to which he may become entitled only if, within five years of such reemployment, or if sooner within a period of five consecutive one-year breaks in continuous service, the participant repays an amount equal to the lump sum payment (reduced by an amount determined by multiplying the regular pension which had been settled by such lump sum payment by the number of months between incurrence of the break in continuous service and reemployment) plus interest accrued at the rate established by law. At the time of reemployment, the participant shall be informed of his right to make repayment under the conditions described above.

     SECTION 6.4 SPECIAL PENSION ELIGIBILITY AFTER REEMPLOYMENT. Notwithstanding anything to the contrary contained in this Plan, any participant who has been retired and receiving a pension pursuant to the provisions of this Plan for 70/80 retirement or similar provisions of a prior version of this Plan and is subsequently reemployed by the Company shall upon ceasing work after reemployment and prior to age 62 by reason of a permanent shutdown of a plant, department or subdivision thereof or by reason of a layoff or physical disability be eligible to retire on or after January 1, 1982 and shall upon his retirement (hereinafter "reinstated 70/80 retirement") be eligible for a pension commencing with the month in which retirement becomes effective; PROVIDED, HOWEVER, that such participant shall not be eligible under the provisions of this Section 6.4 to retire during a period of absence from work due to a physical disability until such disability shall have continued for a period of six consecutive full calendar months or until the participant's attainment of age 62, whichever first occurs.

     SECTION 6.5 SPECIAL RULES AS TO AMOUNT OF PENSION. Special payment shall not be made in any case where a special payment was made to the participant for a prior retirement under this or any prior version of this Plan.

     SECTION 6.6 AMOUNT OF REINSTATED 70/80 PENSION. The amount of regular pension for reinstated 70/80 retirement shall be determined the same as for a regular pension for 70/80 retirement.

                                   ARTICLE VII

                                  CLAIMS REVIEW

     SECTION 7.1 DISPUTES AS TO ELIGIBILITY OR AMOUNT. (a) If any difference shall arise between the Company and any participant who shall be an applicant for a pension, or to whom a pension shall be payable, as to such participant's right to a pension or the amount of his pension and agreement cannot be reached between the Company and the participant, the participant or his authorized representative shall file a claim for a pension in the manner and on the forms provided by the Committee. The Committee or its authorized representatives shall decide on the merits and the participant and his authorized representative, if any, shall be notified in writing of the decision.

     (b) If a claim is wholly or partially denied, the notice of the decision shall be furnished within 60 days after receipt of the claim by the Committee. Such notice shall be written in a manner calculated to be understood by the claimant and shall include:

     (i)  the specific reason or reasons for the denial;

    (ii) specific reference to pertinent plan provisions on which the denial is based;

   (iii) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and

    (iv)  an explanation of the Plan's claim review procedure.

     If notice of denial of a claim is not furnished within the 60 days referred to above after receipt of the claim by the Committee and the claim has not been granted, the claim shall be deemed denied for purposes of proceeding to review as described in (c) below.

(c) A claimant whose claim for benefits is denied in whole or in part or his authorized representative may:

     (i) request a review upon written application to the Committee within 60 days after receipt by the claimant of written notice of the denial of his claim or within 120 days of receipt of his claim by the Committee if there is no notice of denial;

    (ii)  review pertinent documents in the Company's offices;

   (iii)  submit positions on issues and comments in writing.

     The Committee or its authorized representative shall promptly review each denial of a claim upon which an application for review is submitted. Such review shall be completed within 60 days after receipt of the request for review, unless special circumstances require an extension of time for processing, in which case a decision shall be rendered as soon as possible, but not later than 120 days after receipt of a timely request for review. The decision on review shall be in writing and shall include specific reasons for the decision, written in a manner calculated to be understood by the claimant, and specific references to the pertinent plan provisions on which the decision is based.

     SECTION 7.2 DISPUTES AS TO PERMANENT INCAPACITY. If any difference shall arise between the Company and any participant as to whether such participant is or continues to be permanently incapacitated within the meaning of Section 2.5, such difference shall be resolved as follows:

     The participant shall be examined by a physician appointed for the purpose by the Company and the participant may select a physician to examine him after he has been examined by the physician appointed by the Company. If they shall disagree concerning whether the participant is permanently incapacitated, that question shall be submitted to a third physician selected by such two physicians. The medical opinion of the third physician, after examination of the participant and consultation with the other two physicians, shall decide such question. The fees and expenses of the third physician shall be shared equally by the Company and the participant.

                                  ARTICLE VIII

                                    FINANCING

     SECTION 8.1 1983 MERGER. Effective November 30, 1983, the Interlake, Inc. Salaried Employees Past Service Pension Plan, as amended, was merged with the Interlake, Inc. Riverdale Plant Hourly Employees Pension Plan, as amended. Accordingly, the two said plans constituted a "single plan" within the meaning of Internal Revenue Service regulations issued pursuant to Section 414 of the Internal Revenue Code as in effect on November 30, 1983. The assets of each of the former plans became available, as of November 30, 1983, to pay benefits to all employees of the Company covered by the Consolidated Plan (including this Appendix A and Appendix B thereto). The liabilities of the former plans were assumed by the Consolidated Plan as of November 30, 1983. Benefit accruals under the former plans stopped as of November 30, 1983 and commenced for eligible employees of the Company under the Consolidated Plan, which, from the date of consolidation, provided pension coverage in accordance with the provisions of Appendix A or B thereto, as applicable.

     SECTION 8.2 1986 REORGANIZATION. Pursuant to the Agreement and Plan of Reorganization authorized by the Board of Directors of Interlake, Inc. on February 27, 1986, Interlake, Inc. transferred its material handling, packaging and certain other businesses to The Interlake Corporation and its subsidiaries and continued to operate its iron and steel and domestic strapping businesses under the name Acme Steel Company. As a result of the reorganization, certain salaried employees of Interlake, Inc. who had accrued benefits under this Plan were transferred to The Interlake Corporation or one of its subsidiaries.

     In order to continue pension benefits for the transferred employees, certain assets of this Plan were transferred to three past service pension plans established by The Interlake Corporation and its subsidiaries to cover transferred employees who accrued benefits under this Plan prior to January 1, 1982. This Plan continued to cover (i) salaried employees of Acme Steel Company who accrued benefits under this Plan prior to January 1, 1982, (ii) Acme Steel Company hourly employees employed at the Riverdale, Illinois operation,
(iii) former Interlake, Inc. hourly employees formerly employed at its Riverdale operation who had a vested accrued benefit under this Plan as of May 29, 1986 and (iv) former salaried employees of Interlake, Inc. at its Chicago, Illinois or Riverdale, Illinois operations who had an accrued benefit under this Plan as of January 1, 1982.

     SECTION 8.3 JANUARY 1992 SPIN-OFF. Effective January 1, 1992 the Acme Packaging Corporation Salaried Employees Past Service Pension Plan (the "Packaging Plan") was established to continue the benefits offered under this Appendix A to certain salaried employees who became employed by Acme Packaging Corporation on or after such date and to certain former employees of the Riverdale strapping division who were then receiving, or had a vested right to receive, a pension under Appendix A. The liabilities of this Plan for those employees under Appendix A were assumed by the Packaging Plan as of such date. Benefit accruals for those employees under Appendix A of this Plan ceased as of January 1, 1992 and commenced for such eligible employees under the Packaging Plan on such date. Assets held in trust as of December 31, 1991, in connection with Appendix A to this Plan that were attributable to the liabilities assumed by the Packaging Plan were held in trust for the benefit of the employees who became participants in the Packaging Plan as of January 1, 1992.

     SECTION 8.4 JUNE 1992 SPIN-OFF. Effective June 1, 1992, the Acme Metals Incorporated Salaried Employees Past Service Pension Plan (the "Metals Plan") was established to continue the benefits offered under Appendix A to certain salaried employees who became employed by Acme Metals Incorporated on or after such date and to certain former corporate and administrative employees of Acme Steel Company who were then receiving, or had a vested right to receive, a pension under

Appendix A to this Plan. The liabilities of this Plan for those employees under Appendix A were assumed by the Metals Plan as of such date. Benefit accruals for those employees under this Plan ceased as of June 1, 1992 and commenced for such eligible employees under the Metals Plan on such date. Assets held in trust as of May 31, 1992, in connection with Appendix A to this Plan that were attributable to the liabilities assumed by the Metals Plan were held in trust for the benefit of the employees who became participants in the Metals Plan as of June 1, 1992.

     SECTION 8.5 ASSET TRANSFERS. Assets held in trust under Appendix A to this Plan immediately prior to the spin-offs described in Sections 8.2 and 8.3 that were attributable to Employees of the Company who become participants in the Packaging Plan as of January 1, 1992 and the Metals Plan as of June 1, 1992 were transferred with the liabilities assumed by those Plans on behalf of those participants. During the period commencing January 1, 1992 or June 1, 1992, as the case may be, and ending July 31, 1994, in the event that a participant of this Plan or the Packaging Plan or the Metals Plan terminated employment with the Company or a Related Company and immediately commenced employment as a salaried employee covered by Appendix A to this Plan or by the Packaging Plan or the Metals Plan, the assets and liabilities attributable to him under the plan under which he ceased participation are treated as having been transferred to the plan under which he became a participant.

                                   ARTICLE IX

                                 MERGER OF PLANS

     SECTION 9.1 MERGER. Effective July 31, 1994 the Packaging Plan and the Metals Plan are merged with this Plan and will continue as Appendix A of this Plan.

     SECTION 9.2 SINGLE PLAN. The purpose of the merger is to satisfy the requirements of Section 401(a)(26) of the Internal Revenue Code. In accordance with regulations and guidelines of the Internal Revenue Service relating to compliance with Section 401(a)(26), the mergers for such compliance purposes are retroactive to January 1, 1992 for the Packaging Plan and to June 1, 1992 for the Metals Plan. The merged plans constitute a "single plan" within the meaning of Internal Revenue Service Regulations issued pursuant to Section 414 of the Internal Revenue Code as in effect on July 31, 1994.

     SECTION 9.3 BENEFIT ACCRUALS. Benefit accruals under the Packaging Plan and the Metals Plan stopped as of July 31, 1994 and commenced for eligible employees under this Plan, which, from the date of consolidation, shall provide pension coverage in accordance with the provisions of Appendix A. It is intended that benefits of Participants in this Plan and in the Packaging Plan and the Metals Plan accrued prior to July 31, 1994 take into account service and compensation with the Company and with Related Companies as if the Participants had been employed by a single employer.

                                    ARTICLE X

                               GENERAL PROVISIONS

     SECTION 10.1 NON-ALIENATION PROVISION. No benefit payable under this Plan shall be subject in any way to alienation, sale, transfer, assignment, pledge, attachment. garnishment, execution, or encumbrance of any kind, and any attempt to accomplish the same shall be void PROVIDED, HOWEVER, that such restriction or alienation shall not apply in the case of a qualified domestic relations order as defined in Section 414(p) of the Internal Revenue Code. A domestic relations order entered before January 1, 1985 shall be treated as qualified if payment of benefits pursuant to such order has commenced as of such date. Such order may be treated as qualified, in the sole discretion of the Committee, if payments of benefits have not commenced as of such date and such order does not comply with
Section 414(p) of the Internal Revenue Code.

     If the Committee shall find that any person (participant, co-pensioner or surviving spouse) to whom any benefit payment is due or to become due has become physically or mentally unable to handle his own affairs, or is a minor, the Committee in its sole discretion may direct that any benefit due him, unless claim shall have been made therefor by a duly appointed legal representative, be paid to his spouse, a child, a parent or other blood relative or a person with whom he resides for the exclusive benefit and use of such participant, co-pensioner or surviving spouse, and such payment shall be a complete discharge of all liability under this Plan.

     SECTION 10.2 DEDUCTION FROM PENSION. Upon authorization by a participant, on a form approved by the Company, the amount of premium payable by him for hospitalization and physicians' services coverage upon retirement, as provided under an insurance plan covering such participant, or the amount of any overpayments made to the participant by the Company or its insurer in the course of paying any benefits provided by any insurance plan covering such participant, shall be deducted from any pension payable under this pension plan to the extent permitted by law.

     SECTION 10.3 NON-VESTED PENSION RIGHTS. No participant prior to his retirement under conditions of eligibility for pension benefits shall have any right or interest in or to any portion of any funds which may be paid into any pension trust or trusts heretofore or hereafter established for the purpose of paying pensions and no participant or co-pensioner shall have any right to pension benefits except to the extent provided in this Plan. Employment rights shall not be enlarged or affected by reason of this Plan.

     SECTION 10.4 UNREDUCED PENSION. Notwithstanding any other provision in this Plan, the monthly amount of any pension payable under this Plan shall in no event be less than the amount of any retirement benefit to which an Employee would have been entitled on January 1, 1982, by virtue of prior continuous service under this Plan or any applicable predecessor plans.

     SECTION 10.5 EXCLUSIVE BENEFIT. It shall be impossible at any time prior to the satisfaction of all liabilities with respect to participants, their co-pensioners, and surviving spouses for any part of the corpus or income of the Trust Fund within the taxable year or thereafter to be used for, or diverted to, purposes other than for the exclusive benefit of such persons. All forfeitures arising under the Plan shall be applied to reduce the Company's contributions. No such forfeitures shall be applied to increase the benefits any participant or other person would otherwise receive under the Plan.

     SECTION 10.6  LIMITATIONS ON BENEFITS.  (a) Except as otherwise provided in
Section 415 of the Internal Revenue Code, the benefits under the Plan with respect to a participant shall not exceed, when expressed as an annual benefit in the form of a straight life annuity (with no ancillary benefits), the lesser of (1) $90,000 (or such higher amount as may be prescribed by the Internal Revenue Service in annual adjustments to reflect increases in the cost of living) or (2) 100% of the participant's average compensation for his high three consecutive calendar years. For a participant who had less than 10 years of participation the limitations under

(1) above shall be multiplied by a fraction in which the numerator is the number of years (or part thereof) of participation in the Plan and the denominator is 10 and the limitation under (2) above shall be multiplied by a fraction in which the numerator is the number of years (or part thereof) of continuous service and the denominator is 10. In no event shall either fraction described above reduce the limitation to an amount less than one-tenth (1/10) of the limitation otherwise applicable. To the extent provided by regulations issued by the Secretary of the Treasury, the fractions described above are to be applied separately with respect to each change in the benefit structure of this Plan as if such change were a new plan.

     (b) Except as otherwise provided in Section 415(e) of the Internal Revenue Code, for participants who also participate in any defined contribution plan as defined in Section 414(i) of the Internal Revenue Code the rate of annual benefit accrual by such participants under this Plan shall be reduced to the extent necessary to prevent the sum of the following fractions, computed as of the close of any calendar year after January 1, 1983, from exceeding 1.0:

Projected annual benefit of the participant under the Plan (and all other such includable plans)
-------------------------------------------------------------------------------
Projected annual benefit assuming the Plan (and all other such includable plans) provided a benefit equal to the lesser of 1.25 multiplied by the maximum benefit allowed by paragraph (a)(l) above or a benefit equal to 1.4 multiplied by the maximum benefit allowed by paragraph (a)(2) above

                                      Plus

Sum of section 415(c)* annual additions to such participant's accounts under all defined contribution plans in such Plan Year and all prior Plan Years
-------------------------------------------------------------------------------
Sum of the lesser of either 1.25 multiplied by the dollar limitation on additions to defined contribution plans as required by Section 415(c)(1)(A) or
1.4 multiplied by the percentage limitation on additions to defined contribution plans as required by Section 415(c)(1)(8)*

     The Committee may elect with respect to any year beginning with 1983 that the denominator of the fraction applicable to defined contribution plans with respect to all participants for years prior to 1983 be equal to the amount determined under such denominator for 1982 under the provisions of the Plan applicable to such year multiplied by the following fraction:

Lesser of $51,875 or 1.4 multiplied by 25 percent of the participant's 1981 earnings
-------------------------------------------------------------------------------
Lesser of $41,500 or 25 percent of the participant's 1981 earnings

     (c) For purposes of applying the limitations set forth in (a) and (b) of this Section 10.6 all defined benefit plans within the meaning of Section 414(j) of the Internal Revenue Code (whether or not terminated) of the Company shall be treated as one defined benefit plan, and all defined contribution plans of the Company shall be treated as one defined contribution plan.

     (d) In addition to other limitations set forth in the Plan and notwithstanding any other provisions of the Plan, the

____________________

*    Refers to Section number in the Internal Revenue Code.

accrued benefit, including the right to any optional benefit provided in the Plan (and all other defined benefit plans required to be aggregated with this Plan under the provisions of Section 415 of the Internal Revenue Code of 1954), shall not increase to an amount in excess of the amount permitted under Section 415 of the Internal Revenue Code of 1954 as amended by the Tax Equity and Fiscal Responsibility Act of 1982.

     (e) In the case of a participant whose pension becomes payable before the Social Security retirement age, the $90,000 limitation shall be reduced to the actuarial equivalent of an annual pension in the amount of $90,000 beginning at the Social Security retirement age. For purposes of this paragraph the Social Security retirement age shall be the retirement age specified for the participant under Section 216(l) of the Social Security Act, except that Section 216(l) shall be applied without regard to the age increase factor and as if the early retirement age were 62. The reduction shall be made in the manner prescribed by the Secretary of the Treasury and shall be consistent with the reduction for old age insurance benefits commencing before the Social Security retirement age. The interest rate utilized in making such adjustments shall be the rate used in calculating the participant's pension, or 5%, if greater.

     (f) If a participant's pension becomes payable after the Social Security retirement age, the $90,000 limitation in

Section 10.6(a) shall be increased to the actuarial equivalent of a pension in the amount of $90,000 beginning at the Social Security retirement age. The interest rate utilized in such adjustment shall be 5%.

     (g) In the case of a participant covered by the Plan as of January 1, 1987 whose current accrued benefit under this Plan as of that date exceeded the amount permitted for a defined benefit plan under Section 415(b) of the Internal Revenue Code the defined benefit plan limit of the Code applicable to that participant shall be considered to be equal to the amount of the participant's current accrued benefit. For this purpose the participant's current accrued benefit means his benefit under this Plan determined as of December 31, 1986 and calculated as an annual benefit payable in the form of a straight life annuity with no ancillary benefits, disregarding any changes in the terms of the Plan after May 5, 1986 or any cost-of-living adjustment occurring after May 5, 1986.

     SECTION 10.7 TOP-HEAVY MONITORING. As one of its duties pursuant to paragraph 9.6(f) of the Consolidated Plan, the Committee shall monitor the "top-heavy" ratio as defined in Section 416(g)(1)(A)(i) of the Internal Revenue Code. Such monitoring shall be as described in regulations of the Internal Revenue Service and shall include the following factors:

     (a) Identifying "key employees" as defined in Section 416(i) of the Internal Revenue Code;

     (b) To the extent permitted by regulations of the Internal Revenue Service, use of the same actuarial assumptions in determining the present value of a pension benefit commencing at normal retirement age which were used as of the most recent "valuation date" by the "enrolled actuary" for the Plan in establishing the amount of funding required by law.

     (c) Computation of the ratio of the present value of (1) the cumulative accrued benefits under the Plan for "key employees" to (2) the cumulative accrued benefits under the Plan for all employees in accordance with Section 416(g) of the Internal Revenue Code. The Plan is "top-heavy" within the meaning of such Section 416(g) if the ratio specified exceeds 60 percent.

     (d) Aggregation of all plans in which "key employees" participate or which otherwise must be aggregated as required pursuant to Section 416(g)(2) of the Internal Revenue Code; and

     (e) Use of the "determination date" defined in Section 416(g)(4)(C) of the Internal Revenue Code: the last day of the preceding Plan Year and use of each June 30th as the "valuation date." For purposes of calculating the ratio in this paragraph (e), the accrued benefits of Employees who did not perform any service during the prior 5 year period ending on the determination date (as defined below) shall not be taken into account.

     SECTION 10.8 TOP-HEAVY RULES. In the event this Plan becomes "top-heavy" within the meaning of Section 416(g) of the Internal Revenue Code, the following provisions with respect to vesting and minimum benefits shall take effect and
remain in effect during such time as the Plan is top-heavy:   VESTING: The first
sentence of Section 2.7 shall be changed to read as follows:

     Any Participant not eligible to receive a pension under any other provision of this Section II whose continuous service is broken on or after January 1, 1982 for any reason and who, at the time of such break in continuous service, shall have had at least 2 years of continuous service shall be eligible for the percentage of pension benefit provided in the table set forth in Section 10.8, depending upon the amount of such continuous service (hereinafter "deferred vested pension"), subject to the provisions relating to application set forth in Section 3.11(c) and commencement of pension set forth in Sections 3.12(d) and (e).

     The non-forfeitable percentage of pension determined under Section 3.3(b) to which a participant is entitled shall be determined in accordance with the following table:

                                        The nonforfeitable
Years of Service                          percentage is:
----------------                        ------------------

     2                                        20
     3                                        40
     4                                        60
     5                                        80
     6 or more                               100

MINIMUM BENEFITS: The regular pension determined under Section 3.3(b) for each participant who is a "non-key employee" (within the meaning of Section 416(i)(1) and (2) of the Internal Revenue Code), when expressed as an annual retirement benefit, shall not be less than the applicable percentage of the participant's average compensation for years in the testing period. For purposes of this paragraph, the following terms shall have the following meanings:

     "Applicable percentage" shall mean the lesser of 2 percent multiplied by the number of years of service with the Company or 20 percent.

     "Year of service" is to be determined pursuant to paragraphs (4), (5) and
     (6) of Section 411(a) of the Internal Revenue Code except that no year of service shall be taken into account under this paragraph if the Plan was not a top-heavy plan for any Plan Year ending during such year of service or such year of service was completed in a Plan Year beginning before January 1, 1984.

     "Testing period" shall mean the period of consecutive years (not exceeding
     5) during which the participant had the greatest aggregate compensation from the Company. A year shall not be taken into account if such year ends in a Plan Year beginning before January 1, 1984 or such year begins after the close of the last year in which the Plan was a top-heavy plan (within the meaning of Section 416(g) of the Internal Revenue Code). Years included in the testing period shall be adjusted to eliminate years not included in a year of service.

     "Annual retirement benefit" shall mean a benefit payable annually in the form of a single life annuity (with no ancillary benefits) beginning at the normal retirement age under the Plan.

ADJUSTMENT OF SECTION 415 LIMITATIONS: While this Plan is top-heavy, the factor of 1.0 shall be substituted for 1.25 in computing denominators of the fractions pursuant to Section 10.6(b) of the Plan. Such substitution shall not be made if the Plan can comply with an applicable percentage of 3 percent or an increase of the 20 percent alternative by 1 percentage point for each year for which the Plan was top-heavy, but such increase shall not exceed 10 percentage points, and benefits for key employees do not exceed 90% of all accrued benefits under the Plan. Further, the substitution of 1.0 for 1.25 shall be suspended with respect to any participant so long as there are no accruals for such participant under the Plan.

IN GENERAL: The Committee shall comply with regulations issued to prevent inappropriate omissions or avoid duplication of minimum benefits or contributions in instances where the Company has two or more plans to be considered. For purposes of determining the present value of the cumulative accrued benefit for any participant, such present value shall be increased by the aggregate distributions made with respect to such participant under the Plan during the 5-year period ending on the determination date.


     The term "determination date" means with respect to any Plan Year the last day of the preceding Plan Year.

     SECTION 10.9 MODEL AMENDMENT. The Model Amendment adopted March 30, 1989 with respect to accrued benefits under this Plan, and subsequently under the Packaging Plan and the Metals Plan, shall cease to be effective and no benefit payable under this Plan or under the Packaging Plan or the Metals Plan shall be affected by the provisions of the Model Amendment. Any benefit that was calculated taking the Model Amendment into account shall be recalculated without regard to the Model Amendment and any participant or other payee shall be made whole for any diminution of benefit attributable to operation of the Model Amendment.

                                   ARTICLE XI

                               TRANSITION PENSION

     Section 11.1 ELIGIBILITY FOR TRANSITION PENSION. Participants who retire on or after January 1, 1982 under the applicable provisions of Article II above shall be eligible for monthly transition pensions under this Article XI, if any, in addition to pensions determined in accordance with Sections 3.3(b), (c), (d) and (e) above.

     SECTION 11.2 AMOUNT OF TRANSITION PENSION. (a) The monthly transition pension shall be the amount by which the participant's regular pension determined in accordance with Sections 3.3(b), (c), (d), and (e) based upon continuous service during the period January 1, 1982 through December 31, 1991 as determined under (b) below exceeds the monthly benefit which could be provided by the portion of the participant's account under the Salaried Employees Retirement Savings Plan of the Company and Related Companies (hereinafter "Retirement Savings Plan") determined under (c) below.

     (b)  For the purpose of calculating the transition pension under this
Article XI, the participant's regular pension shall be determined by calculating the monthly amount of such pension in accordance with the formulas set forth in Sections 3.3(b), (c), (d), and (e) based on the participant's years (and fractions thereof calculated to the nearest month) of continuous service prior to January 1, 1992. ln such calculation, the date December 31, 1981 shall be replaced wherever it appears in Sections 3.3(b), (c), (d), and (e) by the earlier of the last day of the participant's continuous service or December 31, 1991. There shall be subtracted from such amount the monthly pension calculated under Sections 3.3(b), (c), (d), and (e) on the basis of his years (and fractions thereof calculated to the nearest month) of continuous service as of December 31, 1981.

     (c) The portion of the participant's account to be offset against the amount determined under (b) above shall be determined on the basis of the value at retirement of (1) the Company contributions allocated to the participant's account under the Retirement Savings Plan with respect to earnings during the period January 1, 1982 through December 31, 1988 which are in excess of 6-1/2% of the participant's earnings for each quarter as defined for Retirement Savings Plan purposes and (2) the entire Company contributions under Section 3.1 of the Retirement Savings Plan allocated to the participant's account with respect to the participant's earnings during the period January 1, 1989 through December 31, 1991. The sum of such amounts (hereinafter referred to as the "transition benefit portion") shall include a credit for amounts which would have been allocated to the participant's account in accordance with the Retirement Savings Plan in the absence of limitations imposed by Section 6.3 of said Retirement Savings Plan which prohibited the allocation of such amounts and in the absence of limitations on the amount of compensation that can be taken into account for purposes of that Plan under Section 401(a)(17) of the Internal Revenue Code. The transition benefit portion shall be calculated as if all such contributions had at all times prior to the participant's retirement been invested in the diversified investment fund maintained under the Retirement Savings Plan. The monthly pension which can be provided by the transition benefit portion shall be determined on the basis of a 10-year certain and life annuity using the same actuarial assumptions as are then being employed by the Pension Benefit Guaranty Corporation in valuing benefits in non-multi-employer terminating plans.

                                   ARTICLE XII

                            HOSPITAL-MEDICAL BENEFITS
                  FOR ELIGIBLE PENSIONERS AND SURVIVING SPOUSES

     SECTION 12.1 ALLOCATION OF FUNDS TO SEPARATE ACCOUNT. Effective as of May 29, 1986, the Plan shall provide for the payment of benefits for sickness, hospitalization and medical expenses (referred to as "Section 401(h) benefits") of participants who have retired, and the spouses and eligible dependents of such participants (referred to as "medical expense beneficiaries"). As of the commencement date for providing such benefits, the Committee shall cause to be allocated to a separate account, which shall be maintained by the Trustee for the purposes set forth in this Article XII (but which need not be invested separately from other funds held by the Trustee under the Plan for retirement benefits), a portion of the Trust Fund not to exceed the amount of accrued liability for Section 401(h) benefits as determined by an "enrolled" actuary (within the meaning of ERISA). Such allocated portion of the Trust Fund shall be used to provide funds for payment of the accrued liability, in whole or in part, for Section 401(h) benefits of medical expense beneficiaries but in no event shall the amounts so transferred at any time reduce the Trust Fund (remaining after setting aside such separate account) below an amount which is 110% of a sum required to fully fund all accrued retirement benefits under the Plan. The Committee may provide for further allocations to such separate account, subject to the same conditions, as of a convenient date in each year following the initial allocation. Contributions to fund Section 401(h) benefits hereunder may be made by the Company from time to time, provided that such contributions meet the requirements of Section 12.5.

     SECTION 12.2 METHOD OF ALLOCATION. The portion or portions of the Trust Fund that may be allocated to a separate account each year as provided in
Section 12.1 shall not exceed such amount as an enrolled actuary (using such factors as expected claims, earnings and mortality assumptions) determines to be necessary to provide for the payment of Section 401(h) benefits of medical beneficiaries during such year and, in addition, the Committee may allocate such amounts as may be required to provide funds to pay existing determined accrued liabilities for such benefits, in whole or in part.

     SECTION 12.3 BENEFITS PAYABLE. The Section 401(h) benefits (and the amounts thereof) which are to be paid pursuant to this Article XII are specified in the Program of Hospital-Medical Benefits for Eligible Pensioners and Surviving Spouses effective October 25, 1984, as the same may be amended and/or supplemented from time to time (or any similar program which supersedes such Program, as so amended and/or supplemented). Nothing herein shall be construed as guaranteeing to any retired or active participant or his dependents that any medical benefits shall continue to be provided hereunder or under such Program in the future or under the same terms and conditions as such medical benefits currently are provided under the Program, and the Company has reserved the right to amend the Program as provided for therein, including the right to amend the coverages thereunder, the eligibility therefore and the manner in which the cost thereof is shared by the Company and participants and their dependents.

     SECTION 12.4 DEFINITIONS. For purposes of this Section, the following terms shall have the following meanings:

     (a)  "Dependents" shall mean:

          (1)  The spouse of a pensioner.

          (2)  Unmarried children under 19 years of age.  Such children include:

               (i)  a blood descendant of the first degree,

              (ii) a legally adopted child (including a child living with the adopting parents during a period of probation),

             (iii)  a stepchild residing in the pensioner's household, or

              (iv) a child permanently residing in the household of which the pensioner is the head and is actually being supported solely by such pensioner, provided the pensioner is related to the child by blood or marriage or is the child's legal guardian.

          (3) Children after attainment of age 19 but not beyond attainment of age 25, if, in addition to otherwise meeting the definition of dependent children as contained in (2), such child is a full-time student.

          (4) Children after attainment of age 19, if in addition to otherwise meeting the definition of dependent children as contained in (2), such child is incapable of self-support because of a disabling illness or injury that commenced prior to age 19.

     (b) "Medical expense" shall mean expenses for medical care as defined in
     Section 213(d)(1) of the Internal Revenue Code.

     SECTION 12.5 ADDITIONAL REQUIREMENTS. The following requirements shall apply to the separate account established hereunder to provide for the payment of Section 401(h) benefits of medical expense beneficiaries:

     (a) Contributions to fund Section 401(h) benefits hereunder may be made by the Company from time to time, provided that (i) such contributions are reasonable and ascertainable and (ii) the aggregate of contributions (made after the date on which the Plan first includes
          Section 401(h) benefits) to provide Section 401(h) benefits provided for under the Plan shall not exceed 25 percent of the aggregate contributions to the Plan (made after such date) other than contributions to fund past service credits. At the time the Company makes a contribution to the Plan, it shall designate that portion of such contribution allocable to the funding of medical benefits. Any benefits provided directly by the Company on or after May 29, 1986 shall be considered as provided under the Plan and as contributions to the Plan to provide medical benefits hereunder except to the extent such amounts may be considered as interest free loans by the Company to the Plan in accordance with Prohibited Transaction Class Exemption 80-26 (which Exemption would permit the Plan to repay the Company such amounts paid on behalf of the Plan as interest free loans).

     (b) It shall be impossible, at any time prior to the satisfaction of all liabilities under the Plan to provide Section 401(h) benefits of medical expense beneficiaries, for any part of the corpus or income of such separate account to be (within the taxable year or thereafter) used for, or diverted to, any purpose other than the providing of such benefits and the payment of expenses attributable to the administration of such benefits.

     (c)  Upon the satisfaction of all liabilities under the Plan to provide
          Section 401(h) benefits, any amounts remaining in such separate account shall revert to the Company. Notwithstanding the foregoing, it is intended that no amount transferred to the separate account hereunder to provide medical benefits shall revert to the Company (subject to the permitted repayment of any amounts which are considered as interest free loans under Prohibited Transaction Exemption 80-26). Accordingly, if amounts are transferred to the separate account pursuant to Section 12.1 in excess of the medical benefits currently payable from such account, as long as any such transferred amounts are held in such separate account the medical benefit liabilities under the Plan and such separate account may not be terminated until all such transferred amounts have been distributed to provide medical benefits. During such periods of time that the separate account contains both transferred amounts under
          Section 12.1 and contributions under Section 12.5(a), all payments from the separate account shall be considered as distribution of amounts transferred under Section 12.1 and earnings thereon before any such distributions are considered as distributions of contributions made under Section 12.5(a) which were held therein to fund such benefits shall be released from such separate account and shall thereafter be held by the Trustee for the purpose of providing retirement benefits under the Plan.

     (d) At no time shall the value of the assets of such separate account exceed 25 percent of the value of the aggregate assets held in the Trust Fund established for the Plan.

                                  ARTICLE XIII

                                DIRECT ROLLOVERS

     SECTION 13.1 IN GENERAL. This Article applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this Article, a Distributee may elect, at the time and in the manner prescribed by the Committee, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.

     SECTION 13.2  DEFINITIONS.

     (a) ELIGIBLE ROLLOVER DISTRIBUTION. An Eligible Rollover Distribution is any distribution, of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated beneficiary; or for a specified period of 10 years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Internal Revenue Code; and the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

     (b) ELIGIBLE RETIREMENT PLAN. An Eligible Retirement Plan is an individual retirement account described in Section 408(a) of the Internal Revenue Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

     (c) DISTRIBUTEE. A Distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Internal Revenue Code, are Distributees with regard to the interest of the spouse or former spouse.

     (d) DIRECT ROLLOVER. A Direct Rollover is a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

                                   EXHIBIT A

                             Tables of Percentages

These Tables of Percentages will be used in calculating the amounts payable under the several options listed below.

I. Pre-Pension Spouse Coverage (50%), Automatic 50% Spouse Option, or 50% Co-Pensioner Option

                                      PARTICIPANT'S AGE

DIFFERENCE BETWEEN
PARTICIPANT'S AGE AND
SPOUSE'S OR CO-
PENSIONER'S AGE                            50% OPTIONS
                                   52      55      58      61      64
      PARTICIPANT        51 AND    TO      TO      TO      TO      AND
         OLDER           UNDER     54      57      60      63     OVER

20 or more years          71%      72%     73%     73%     74%     74%

17, 18, or 19 years       71%      72%     73%     74%     75%     75%
14, 15, or 16 years       72%      73%     74%     75%     76%     76%

11, 12, or 13 years       73%      74%     75%     77%     77%     78%

 8,  9, or 10 years       74%      75%     77%     78%     79%     80%

 5,  6 or 7 years         75%      76%     78%     79%     81%     81%

 2,  3, or 4 years        76%      77%     79%     81%     82%     83%

less than 2 years         77%      70%     81%     83%     84%     85%

      PARTICIPANT
        YOUNGER

less than   2 years       77%      79%     81%     83%     84%     85%

 2,  3, or  4 years       79%      80%     82%     84%     86%     87%

 5,  6, or  7 years       80%      82%     84%     86%     88%     89%

 8,  9, or 10 years       82%      84%     86%     88%     90%     91%

11, 12, or 13 years       84%      85%     88%     90%     92%     93%

14, 15, or 16 years       86%      87%     89%     91%     93%     94%

17, 18, or 19 years       87%      89%     91%     93%     95%     96%

20 or more years          89%      91%     93%     94%     96%     96%


NOTES: Participant's age and spouse's or co-pensioner's age rounded to the nearest whole year; E.G., age 51 years, six months becomes 52. Age differential is net difference between participant's and spouse's or co-pensioner's ages as rounded.

          If the named co-pensioner is any person other than the pensioner's spouse, it may, in compliance with Internal Revenue Service regulations, be necessary to modify the amount payable to the pensioner and co-pensioner so as to provide that the present value of the benefit payable to the pensioner is more than 50% of the present value of the pension that would have been payable to the pensioner had he not elected a survivor option.

II.  100% Co-Pensioner Option

                                    PARTICIPANT'S AGE

DIFFERENCE BETWEEN
PARTICIPANT'S AGE AND
SPOUSE'S OR CO-
PENSIONER'S AGE                           50% OPTIONS
                             51     52     55     58     61      64
       PARTICIPANT           AND    TO     TO     TO     TO     AND
          OLDER             UNDER   54     57     60     63     OVER

20 or more years             56%    57%    58%   58%     58%    58%

17, 18, or 19 years          56%    58%    59%   60%     60%    60%

14, 15, or 16 years          57%    59%    60%   61%     62%    62%

11, 12, or 13 years          58%    60%    62%   63%     64%    64%

 8,  9, or 10 years          59%    61%    63%   65%     66%    66%

 5,  6, or  7 years          60%    62%    65%   67%     68%    69%

 2,  3, or  4 years          62%    64%    67%   69%     71%    72%

less than   2 years          64%    66%    69%   71%     73%    75%

      PARTICIPANT
        YOUNGER

less than   2 years          64%    66%    69%   71%     73%    75%

 2,  3, or  4 years          66%    68%    71%   74%     76%    78%

 5,  6, or  7 years          68%    70%    73%   76%     79%    81%

 8,  9, or 10 years          70%    73%    76%   79%     82%    84%

11, 12, or 13 years          73%    75%    79%   82%     85%    87%

14, 15, or 16 years          75%    78%    81%   84%     87%    90%

17, 18, or 19 years          78%    81%    84%   87%     90%    92%

20 or more years             80%    83%    87%   89%     92%    93%


NOTES: Participant's age and spouse's age or co-pensioner's age are rounded to the nearest whole year; E.G., age 51 years, six months, becomes 52. Age differential is net difference between participant's and spouse's or co-pensioner's ages as rounded.

          If the named co-pensioner is any person other than the pensioner's spouse, it may, in compliance with Internal Revenue Service regulations, be necessary to modify the amount payable to the pensioner and co-pensioner so as to provide that the present value of the benefit payable to the pensioner is more than 50% of the present value of the pension that would have been payable to the pensioner had he not elected a survivor option.

III. Ten-Year Certain and Life Option


          PARTICIPANT'S               OPTION
               AGE                  PERCENTAGE

          64 and Over                  92%
          61 to 63                     94%
          58 to 60                     96%
          55 to 57                     97%
          52 to 54                     98%
          51 and Under                 99%


     NOTE: Participant's age is rounded to the nearest full year; E.G., age 51 years, six months, becomes 52.

                                    EXHIBIT B

                            MODEL AMENDMENT REQUIRED
                                       BY
                             IRC SECTION 401(a)(17)

                                     PART I

          In addition to other applicable limitations set forth in the plan, and notwithstanding any other provision of the plan to the contrary, for plan years beginning on or after January 1, 1994, the annual compensation of each employee taken into account under the plan shall not exceed the OBRA '93 annual compensation limit. The OBRA '93 annual compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with section 401(a)(17)(B) of the Internal Revenue Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

          For plan years beginning on or after January 1, 1994, any reference in this plan to the limitation under section 401(a)(17) of the Code shall mean the OBRA '93 annual compensation limit set forth in this provision.

          If compensation for any prior determination period is taken into account in determining an employee's benefits accruing in the current plan year, the compensation for that prior determination period is subject to the OBRA '93 annual compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the first plan year beginning on or after January 1, 1994, the OBRA '93 annual compensation limit is $150,000.

                                     PART II


          Unless otherwise provided under the plan, each section 401(a)(17) employee's accrued benefit under this plan will be the greater of the accrued benefit determined for the employee under 1 or 2 below:

               1. the employee's accrued benefit determined with respect to the benefit formula applicable for the plan year beginning on or after January 1, 1994, as applied to the employee's total years of service taken into account under the plan for the purposes of benefit accruals, or

               2.   the sum of:

                    (a) the employee's accrued benefit as of the last day of the last plan year beginning before January 1, 1994, frozen in accordance with section 1.401(a)(4)-13 of the regulations, and

                    (b) the employee's accrued benefit determined under the benefit formula applicable for the plan year beginning on or after January 1, 1994, as applied to the employee's years of service credited to the employee for plan years beginning on or after January 1, 1994, for purposes of benefit accruals.

          A section 401(a)(17) employee means an employee whose current accrued benefit as of a date on or after the first day of the first plan year beginning on or after January 1, 1994, is based on compensation for a year beginning prior to the first day of the first plan year beginning on or after January 1, 1994, that exceeded $150,000.


                                    PART III


          If this plan satisfies the requirements of section 1.401(a)(4)-13(d) of the regulations for a fresh-start as of the last day of the last plan year beginning before January 1, 1994, then, notwithstanding any other provisions of the plan, any section 401(a)(17) employee's accrued benefit, frozen in accordance with section 1.401(a)(14-13 of the regulations as of a fresh-start date, is adjusted to reflect increases in the employee's compensation after the fresh-start date. However, this adjustment may be made only if the adjustment will not cause the plan to fail to satisfy the consistency requirement of section 1.401(a)(4)-13(c), as modified by section 1.401(a)(17)-1(e) of the proposed regulations.

          In determining a section 401(a)(17) employee's accrued benefit in any plan year beginning on or after January 1, 1994, the portion of the employee's frozen accrued benefit attributable to plan years beginning before January 1, 1994, will be determined in accordance with Method A for statutory section 401(a)(17) employees and Method B for section 401(a)(17) employees other than statutory section 401(a)(17) employees.

          A statutory section 401(a)(17) employee means an employee whose current accrued benefit as of a date on or after January 1, 1994, is based on compensation for a year beginning prior to January 1, 1989, that exceeded $200,000.

          A section 401(A)(17) employee means an employee whose current accrued benefit as of a date on or after January 1, 1994, is based on compensation for a year beginning prior to January 1, 1994, that exceeded $150,000.

     Method A (statutory section 401(a)(17) employees):

     Step 1: Determine each statutory section 401(a)(17) employee's accrued benefit as of the last day of the last plan year beginning before January 1, 1989, frozen in accordance with section 1.401(a)(4)-13 of the regulations.

     Step 2: Adjust the amount in step 1 up through the last day of the last plan year beginning before the first plan year beginning on or after January 1, 1994, under the method provided under the plan for increasing the amount in step 1 to take into account increases in compensation in plan years beginning on or after January 1, 1989. However, if the plan does not provide for such increases, the amount in step 2 shall be equal to the amount in step 1.

     Step 3: Determine the statutory section 401(a)(17) employee's accrued benefit as of the last day of the last plan year beginning before January 1, 1994, frozen in accordance with section 1.401(a)(4)-13 of the regulations.

     Step 4: Subtract the amount determined in step 2 from the amount determined in step 3.

     Step 5: Adjust the amount in step 4 by multiplying it by the following fraction (not less than 1). The numerator of the fraction is the statutory section 401(a)(17) employee's average compensation determined for the current year (as limited by section 401(a)(17)), using the same definition and compensation formula in effect as of the last day of the last plan year beginning before January 1, 1994. The denominator of the fraction is the employee's average compensation for the last day of the last plan year beginning before January 1, 1994, using the definition and compensation formula in effect as of the last day of the last plan year beginning before January 1, 1994.

     Step 6: Adjust the amount in step 1 by multiplying it by the following fraction (not less than 1). The numerator of the fraction is the statutory section 401(a)(17) employee's average compensation for the current year (as limited by section 401(a)(17)), using the same definition of compensation and compensation formula in effect as of the last day of the last plan year beginning before January 1, 1989. The denominator of the fraction is the employee's average compensation for the last day of the last plan year beginning before January 1, 1989, using the definition and compensation formula in effect as of the last day of the last plan year beginning before January 1, 1989.

     Step 7: Add the amounts determined in step 5, and the greater of steps 6 or 2.

          Method B (section 401(a)(17) employees other than statutory section 401(a)(17) employees):

     Step 1: Determine the accrued benefit of each section 401(a)(17) employee other than statutory section 401(a)(17) employees as of the last day of the plan year beginning before January 1, 1994, frozen in accordance with section 1.401(a)(4)-13 of the regulations.

     Step 2: Adjust the amount in step 1 by multiplying it by the following fraction (not less than 1). The numerator of the fraction is the average compensation of the section 401(a)(17) employee who is not a statutory section 401(a)(17) employee determined for the current year (as limited by section 401(a)(17), using

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               the same definition and compensation formula in effect as of the last day of the last plan year beginning before January 1, 1994. The denominator of the fraction is the employee's average compensation for the last day of the last plan year beginning before January 1, 1994, using the definition and compensation formula in effect as of the last day of the last plan year beginning before January 1, 1994.